     As filed with the Securities and Exchange Commission on April 28, 2006


                                                 FILE Nos. 33-77496
                                                           811-08470
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 16 on Form N-6

                     to Registration Statement on Form S-6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 6

                             JPF SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                 David K. Booth
                                   President
                     Jefferson Pilot Variable Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

                           Frederick C. Tedeschi, Esq.

                  Jefferson Pilot Financial Insurance Company
                                One Granite Place
                                Concord, NH 03301

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On May 1, 2006, pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date) pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             PROSPECTUS: MAY 1, 2006


                                   ENSEMBLE II

                             JPF SEPARATE ACCOUNT B

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
  One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-258-3648

This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot LifeAmerica Insurance Company ("we" or "JP LifeAmerica" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account B ("Separate Account B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account B support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account B. Each Division invests exclusively in one of the following
Portfolios:

JPVF CAPITAL GROWTH PORTFOLIO
JPVF GROWTH PORTFOLIO
JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH   FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2

DWS SMALL CAP INDEX VIP - CLASS B

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
GOLDMAN SACHS CAPITAL GROWTH FUND
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIALS
PROFUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS

TEMPLETON FOREIGN SECURITIES FUND: CLASS 1

VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

POLICY BENEFITS/RISKS SUMMARY                                                 3
POLICY RISKS                                                                  4
PORTFOLIO RISKS                                                               5
FEE TABLES                                                                    6
DEFINITIONS                                                                  11
THE COMPANY                                                                  12
THE SEPARATE ACCOUNT                                                         13
INVESTMENT AND FIXED ACCOUNT OPTIONS                                         14
  Separate Account Investments                                               14
  Investment Advisers and Objectives for Each of the Funds                   14
  Mixed and Shared Funding; Conflicts of Interest                            19
  Fund Additions, Deletions or Substitutions                                 19
  General Account                                                            19
POLICY CHOICES                                                               20
  General                                                                    20
  Premium Payments                                                           20
  Modified Endowment Contract                                                20
  Compliance with the Internal Revenue Code                                  21
  Backdating                                                                 21
  Allocation of Premiums                                                     21
  Death Benefit Options                                                      21
  Transfers and Allocations to Funding Options                               22
  Telephone Transfers, Loans and Reallocations                               24
  Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)      24
POLICY VALUES                                                                25
  Accumulation Value                                                         25
  Unit Values                                                                25
  Net Investment Factor                                                      25
  Surrender Value                                                            26
CHARGES & FEES                                                               26
  Charges & Fees Assessed Against Premium                                    26
  Charges & Fees Assessed Against Accumulation Value                         26
  Charges & Fees Assessed Against the Separate Account                       27
  Charges Deducted Upon Surrender                                            27
  Surrender Charges on Surrenders and Withdrawals                            28
POLICY RIGHTS                                                                29
  Surrenders                                                                 29
  Withdrawals                                                                29
  Grace Period                                                               29
  Reinstatement of a Lapsed Policy                                           30
  Right to Defer Payment                                                     30
  Policy Loans                                                               30
  Policy Changes                                                             31
  Right of Policy Examination ("Free Look Period")                           32
  Maturity Benefit                                                           32
  Supplemental Benefits                                                      32
DEATH BENEFIT                                                                33
  POLICY SETTLEMENT                                                          33
  Settlement Options                                                         33
ADDITIONAL INFORMATION                                                       33
  Reports to Policyowners                                                    33
  Right to Instruct Voting of Fund Shares                                    34
  Disregard of Voting Instructions                                           34
  State Regulation                                                           34
  Legal Matters                                                              34
  Financial Statements                                                       34
  Employment Benefit Plans                                                   35
  TAX MATTERS                                                                35
  General                                                                    35
  Federal Tax Status of the Company                                          35
  Life Insurance Qualification                                               35
  Charges for JP Financial Income Taxes                                      38
MISCELLANEOUS POLICY PROVISIONS                                              39
  The Policy                                                                 39
  Payment of Benefits                                                        39
  Suicide and Incontestability                                               39
  Protection of Proceeds                                                     39
  Nonparticipation                                                           39
  Changes in Owner and Beneficiary; Assignment                               39
  Misstatements                                                              39
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES,
 CASH VALUES AND DEATH BENEFITS                                             A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

   POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (page 11 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the Policy on the Policy Date.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Cash Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Surrender Value less any outstanding Policy Debt. A surrender may have tax consequences.

-  FLEXIBILITY OF PREMIUMS

   After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by returning it to our Service Office no later than 20 days after you receive the Policy, within 45 days of the date of execution of the application or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.


   PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.


-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

   POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your cash value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the Monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

   FEE TABLES

      THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                 WHEN CHARGE IS
   CHARGE                        DEDUCTED                AMOUNT DEDUCTED
   -------------------------------------------------------------------------------------------------------------------------------
   Premium Tax Charge (1)        Each Premium            MAXIMUM: 2.5% of premium
                                 Payment                 Current: 2.0% of premium

   Surrender Charge (2)          Policy surrender,       MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                 partial withdrawal,     surrendered in 1st Policy Year for male smoker age 85)
                                 or lapse
                                 in first ten Policy     MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                 Years and first         surrendered in 10th Policy Year, for female non-smoker,
                                 ten years after         ages 0 through 15)
                                 any increase in
                                 Specified Amount        For 37 year old, male non-smoker, Standard rating class:
                                                          $3.24 per $1,000 of Specified Amount in
                                                          Policy Year 1, declining to $0.54 per $1,000
                                                          of Specified Amount in Policy Year 10

   Transfer Fees                 Upon Transfer           $0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred. transfer thereafter

   Withdrawal Charge             Upon Withdrawal         The lesser of $25 or 2% of the partial withdrawal amount.

   In-force Policy Illustrations Upon Request            $25 (3)

   Net Policy Loan               Upon each               Type A Loan: 0% (5)
    Interest Rate (4)            Policy Anniversary      Type B Loan: 2% annually
                                 or, when applicable,
                                 loan repayment,
                                 Policy surrender,
                                 reinstatement of
                                 Policy or death
                                 of the Insured

   (1) We reserve the right to increase these tax charges to a maximum of 2.5% of premium due to changes in state tax laws that increase our tax liability.
   (2) This charge applies to all surrenders, partial withdrawals and lapses. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Guideline Annual Premium varies based on your policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or (ii) the Premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below declining to 0 after the 10th Policy Year:

                              POLICY YEAR     SURRENDER CHARGE FACTOR
                              -----------     -----------------------
                                       1-5            .30
                                         6            .25
                                         7            .20
                                         8            .15
                                         9            .10
                                        10            .05
                              11 and after              0

       For more information and an example, see "Charges Deducted upon Surrender" at page 27 below
       If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or lapse. See "Charges Deducted Upon Surrender," beginning on page 27.
       The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
   (3) We currently waive this charge.
   (4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.
   (5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See POLICY LOANS, beginning on page 30.

       THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                 WHEN CHARGE IS
   CHARGE                        DEDUCTED                AMOUNT DEDUCTED
   -------------------------------------------------------------------------------------------
   Cost of Insurance             Monthly on              Minimum: $0.06 per $1,000
   (per $1,000 of net            Monthly                 Maximum: $25.48 per $1,000
   amount at risk) (1)           Anniversary
                                 Date                    For 37 year old male non-smoker,
                                                         Standard rating class:
                                                           Minimum: $0.16 per $1,000
                                                           Maximum: $25.26 per $1,000

   Mortality and Expense         Accrued Daily               Policy Years 1-10: 0.90% annually
   Risk Charge (2)                                           Policy Years 11+:  0.65% annually

   Administrative Expense        Monthly on              $6 per month
   Charge                        Monthly
                                 Anniversary
                                 Date

   Tax                           Each Valuation          Currently none (3)
   Charge                        Period

   (1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance." on page 26. The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
   (2) The rates given are effective annual rates.
   (3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 26 below.

       CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                                 WHEN CHARGE IS
                                 DEDUCTED               AMOUNT DEDUCTED
   --------------------------------------------------------------------------------------------------------------------
   Accidental Death Benefit      Monthly on             $0.07 - $0.16 per $1000 of Insurance Risk
                                 the Monthly
                                 Anniversary Date
                                                        37 year old male non-smoker, Standard rating class (1), (4):
                                                         $0.07 per $1,000 of Insurance Risk

   Automatic Increase            Monthly on             $0.01 - $0.11 per $1,000 of Initial Specified Amount
                                 the Monthly
                                 Anniversary Date
                                                        37 year old male non-smoker, Standard rating class (2), (4):
                                                         $0.01 per $1,000 of Specified Amount.

   Children's Term Insurance     Monthly on             $.50 per $1,000 of Death Benefit
                                 the Monthly
                                 Anniversary Date

   Guaranteed Death Benefit      Monthly on             $0.01 per $1,000 of Specified Amount.
                                 the Monthly
                                 Anniversary Date

   Guaranteed Insurability       Monthly on             $0.03 - $0.16 per $1,000 of Specified Amount
   Rider                         the Monthly
                                 Anniversary Date

                                                        37 year old male non-smoker, Standard rating class (2), (4):
                                                         $0.13 per $1,000 of Specified Amount

   Other Insured Term Rider      Monthly on             $0.07 - $4.21 per $1,000 of Death Benefit
                                 the Monthly
                                 Anniversary Date
                                                        $37 year old female non-smoker, Standard rating class (3), (4):
                                                         $0.14 per $1,000 of Death Benefit

   Waiver of Specified           Monthly on             $0.01 - $0.12 per $1000 of Monthly Premium
   Premium Rider                 the Monthly
                                 Anniversary Date

                                                        37 year old male non-smoker, Standard rating class (1), (4):
                                                         $0.01 per $1,000 of Specified Amount

   Exchange of Insured Rider     At time of             $1.00 per $1,000 of Specified Amount, not to exceed $150
                                 exchange

   Terminal Illness Accelerated  At time of benefit     $300
   Benefit Rider                 acceleration request

   Primary Insured Term Rider    Monthly on             $0.06 - $25.48 per $1,000 of Death Benefit
                                 the Monthly
                                 Anniversary Date
                                                        37 year old male non-smoker, Preferred rating class (3), (4):
                                                         $0.16 - $25.26 per $1,000 of Death Benefit

   (1) The monthly rate for this rider is based on the Attained Age of the Insured.

   (2) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

   (3) See footnote (1) on page 7.

   (4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

       THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                       MINIMUM    MAXIMUM
                                                                       -------    -------
   Total Annual Portfolio Operating Expenses (expenses that are         0.24%      2.00%
   deducted from Portfolio assets, including management
   fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements
   Total Annual Portfolio Operating Expenses (expenses that are         0.24%      1.98%
   deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses), with contractual waivers and expense reimbursements



   (1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005 for the Portfolios in which the Variable Account invests.
       The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for 1 Portfolio, and the expense limits are terminable after December 31, 2006. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and .24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


       The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

       Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

       Note that the SEC recently adopted rules which will require, among other things, that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold. Those same rules permit underlying fund Boards of Directors or Boards of Trustees to place restrictions on how quickly shares may be sold after those shares have been purchased. Such restrictions, if imposed, would restrict a Policyowner's ability to request transfers involving the Division which purchases such shares.


       The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2005, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

   INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
   (as a percentage of average net assets)


                                                                12b-1 OR                    TOTAL PORTFOLIO
                                                      MGMT      SERVICE        OTHER           EXPENSES
                                                      FEES        FEES        EXPENSES     (WITHOUT WAIVERS)
                                                     ------    ----------    ----------    -----------------
   JPVF Capital Growth                                 0.73%                    0.07%            0.80%
   JPVF Growth                                         0.65%                    0.11%            0.76%
   JPVF Strategic Growth                               0.79%                    0.09%            0.88%
   JPVF S&P 500 Index(2)                               0.24%                    0.10%            0.34%
   JPVF Value                                          0.75%                    0.07%            0.82%
   JPVF Mid-Cap Growth                                 0.90%                    0.17%            1.07%
   JPVF Mid-Cap Value                                  1.02%                    0.11%            1.13%
   JPVF Small Company                                  0.75%                    0.10%            0.85%
   JPVF Small-Cap Value                                1.27%                    0.09%            1.36%
   JPVF International Equity                           1.00%                    0.22%            1.22%
   JPVF World Growth Stock                             0.75%                    0.11%            0.86%
   JPVF High Yield Bond                                0.75%                    0.32%            1.07%
   JPVF Balanced                                       0.65%                    0.12%            0.77%
   JPVF Money Market                                   0.49%                    0.07%            0.56%
   American Century VP International                   1.23%                    0.00%            1.23%
   American Century VP Value Class II                  0.83%      0.25%         0.00%            1.08%
   American Funds Growth Class 2                       0.30%      0.25%         0.05%            0.60%
   American Funds Growth-Income Class 2                0.25%      0.25%         0.04%            0.54%
   DWS Small Cap Index VIP Class B(5)                  0.34%      0.25%         0.12%            0.71%
   Fidelity(R) VIP Contrafund(R)                       0.57%                    0.09%            0.66%
   Fidelity(R) VIP Equity-Income(8)                    0.47%                    0.09%            0.56%
   Fidelity(R) VIP Growth(8)                           0.57%                    0.10%            0.67%
   Fidelity(R) VIP Investment Grade Bond Class 2       0.36%      0.25%         0.12%            0.73%
   Fidelity(R) VIP Mid Cap Class 2(8)                  0.57%      0.25%         0.12%            0.94%
   Franklin Small Cap Value Securities Class 2(1)      0.52%      0.25%         0.12%            0.89%
   Goldman Sachs VIT Capital Growth(8)                 0.75%                    0.15%            0.90%
   MFS(R) Utilities                                    0.75%                    0.15%            0.90%
   PIMCO Total Return(3)                               0.50%      0.15%         0.01%            0.66%
   ProFund VP Asia 30(4)                               0.75%      0.25%         0.82%            1.82%
   ProFund VP Europe 30(4)                             0.75%      0.25%         0.76%            1.76%
   ProFund VP Financials(4)                            0.75%      0.25%         0.92%            1.92%
   ProFund VP Health Care(4)                           0.75%      0.25%         0.89%            1.89%
   ProFund VP Large-Cap Growth(4)                      0.75%      0.25%         0.94%            1.94%
   ProFund VP Large-Cap Value(4)                       0.75%      0.25%         1.00%            2.00%
   ProFund VP Rising Rates Opportunity(4)              0.75%      0.25%         0.73%            1.73%
   ProFund VP Small-Cap Growth(4)                      0.75%      0.25%         0.85%            1.85%
   ProFund VP Small-Cap Value(4)                       0.75%      0.25%         0.91%            1.91%
   ProFund VP Technology(4)                            0.75%      0.25%         0.89%            1.89%
   ProFund VP U.S. Government Plus(4)                  0.50%      0.25%         0.84%            1.59%
   Templeton Foreign Securities Class 1(1)             0.65%                    0.17%            0.82%
   Vanguard(R) Mid-Cap Index(7)                        0.21%                    0.03%            0.24%
   Vanguard(R) REIT Index(7)                           0.27%                    0.04%            0.31%
   Vanguard(R) Small Company Growth(6)                 0.40%                    0.00%            0.40%

                                                                   TOTAL PORTFOLIO
                                                       TOTAL          EXPENSES
                                                      WAIVERS       (WITH WAIVERS)
                                                     ----------    ---------------
   JPVF Capital Growth                                                   0.80%
   JPVF Growth                                                           0.76%
   JPVF Strategic Growth                                                 0.88%
   JPVF S&P 500 Index(2)                                0.06%            0.28%
   JPVF Value                                                            0.82%
   JPVF Mid-Cap Growth                                                   1.07%
   JPVF Mid-Cap Value                                                    1.13%
   JPVF Small Company                                                    0.85%
   JPVF Small-Cap Value                                                  1.36%
   JPVF International Equity                                             1.22%
   JPVF World Growth Stock                                               0.86%
   JPVF High Yield Bond                                                  1.07%
   JPVF Balanced                                                         0.77%
   JPVF Money Market                                                     0.56%
   American Century VP International                                     1.23%
   American Century VP Value Class II                                    1.08%
   American Funds Growth Class 2                        0.03%            0.57%
   American Funds Growth-Income Class 2                 0.02%            0.52%
   DWS Small Cap Index VIP Class B(5)                   0.01%            0.70%
   Fidelity(R) VIP Contrafund(R)                                         0.66%
   Fidelity(R) VIP Equity-Income(8)                                      0.56%
   Fidelity(R) VIP Growth(8)                                             0.67%
   Fidelity(R) VIP Investment Grade Bond Class 2                         0.73%
   Fidelity(R) VIP Mid Cap Class 2(8)                                    0.94%
   Franklin Small Cap Value Securities Class 2(1)                        0.89%
   Goldman Sachs VIT Capital Growth(8)                                   0.90%
   MFS(R) Utilities                                                      0.90%
   PIMCO Total Return(3)                                0.01%            0.65%
   ProFund VP Asia 30(4)                                                 1.82%
   ProFund VP Europe 30(4)                                               1.76%
   ProFund VP Financials(4)                                              1.92%
   ProFund VP Health Care(4)                                             1.89%
   ProFund VP Large-Cap Growth(4)                                        1.94%
   ProFund VP Large-Cap Value(4)                        0.02%            1.98%
   ProFund VP Rising Rates Opportunity(4)                                1.73%
   ProFund VP Small-Cap Growth(4)                                        1.85%
   ProFund VP Small-Cap Value(4)                                         1.91%
   ProFund VP Technology(4)                                              1.89%
   ProFund VP U.S. Government Plus(4)                                    1.59%
   Templeton Foreign Securities Class 1(1)              0.05%            0.77%
   Vanguard(R) Mid-Cap Index(7)                                          0.24%
   Vanguard(R) REIT Index(7)                                             0.31%
   Vanguard(R) Small Company Growth(6)                                   0.40%


    (1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

    (2) The Portfolio's investment adviser reimbursed the Portfolio for total annual expenses above .28% of average net assets during 2005. Without such reimbursement, total annual expenses would have been .34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.

    (3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, .65% of average daily net assets.

    (4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2006. After such date, the expense limitation may be terminated or revised.
    (5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to .70% of the average daily net assets of the Fund until April 30, 2007. This Portfolio changed its name from Scudder VIT Small Cap Index Fund effective February 7, 2006.

    (6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. Please see the Portfolio's prospectus and statement of additional information for more details.
    (7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.

   (8) The investment adviser has contractually agreed to waive a portion of its fees through December 31, 2006.


   Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

   Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

   DEFINITIONS

   ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

   AGE--The Insured's age at his/her nearest birthday.

   ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

   ATTAINED AGE--The Insured's age at the last Policy Anniversary.

   BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

   CASH VALUE--The Accumulation Value less any Surrender Charge.

   CODE--The Internal Revenue Code of 1986, as amended.

   COMPANY--Jefferson Pilot LifeAmerica Insurance Company.

   COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.


   DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.


   DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

   DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

   DIVISION--A separate division of Separate Account B which invests only in the shares of a specified Portfolio of a Fund.

   FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

   GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

   GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

   INSURED--The person on whose life the Policy is issued.

   ISSUE AGE--The Insured's age on the Policy's Issue Date.

   ISSUE DATE--The effective date on which the Policy is issued.

   LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

   MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

   MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

   MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

   NET PREMIUM--The gross premium less the Premium Tax Charge.

   POLICY--The life insurance contract described in this Prospectus.

   POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

   POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

   PORTFOLIO--A separate investment series of one of the Funds.

   PROOF OF DEATH--One or more of: a) a copy of a certified death certificate;
   b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

   SEC--Securities and Exchange Commission.

   SEPARATE ACCOUNT B OR THE SEPARATE ACCOUNT--JPF Separate Account B, a separate investment account we established to fund the Policy.

   SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

   SPECIFIED AMOUNT--The amount you choose at application, which you may subsequently increase or decrease, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

   STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

   SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a withdrawal or a lapse.

   SURRENDER VALUE--Cash Value less any Policy Debt.

   VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

   VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

   THE COMPANY


   Jefferson Pilot LifeAmerica Insurance Company ("JP LifeAmerica" or "the Company") is a stock life insurance company chartered in 1897 in New Jersey. Prior to May 1, 1998, JP LifeAmerica was known as Chubb Colonial Life Insurance Company. JP LifeAmerica is a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JP Financial"), a Nebraska life insurance company. Effective April 30, 1997, JP Financial, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. On April 3, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the merger of the two companies operations. The obligations of the Company as set forth in your policy, this Prospectus, and the Statement of Additional Information will not change as a result of this merger. JP LifeAmerica's Service Office is locatedat One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


   The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia.


   At December 31, 2005, JP LifeAmerica had total assets of approximately $1.5 billion and had $5.4 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including JP LifeAmerica) were approximately $36 billion. At the same date, the total assets of Lincoln National Corporation and its subsidiaries, not including the subsidiaries of Jefferson-Pilot Corporation, were $125 billion.


   The Company writes individual life insurance and annuities, which are subject to New Jersey law governing insurance.

   We are currently rated AA (Very Strong) by Standard & Poor's Corporation, A+ (Superior) by A. M. Best Company, and AA (Very Strong) by Fitch Ratings. These ratings do not apply to JPF Separate Account B but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.

   THE SEPARATE ACCOUNT

   The Separate Account underlying the Policy is JPF Separate Account B. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

   Separate Account B was established under New Jersey law on March 2, 1994. Under New Jersey Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct.

   We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

   No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

   DIVISIONS. The Policy presently offers forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

   INVESTMENT AND FIXED ACCOUNT OPTIONS


   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.


   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

   The Separate Account is currently divided into 43 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series

   DWS Investments VIT Funds

   Goldman Sachs Variable Insurance Trust
   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP

   Vanguard VIF Variable Insurance Fund


   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

   Following are the investment objectives and managers for each of the
   Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH


   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   American Growth Fund, Class 2                   Seeks long-term growth                                      Capital

   VIP Growth Portfolio                            Seeks to achieve capital appreciation.                      FMR

   Goldman Sachs Capital Growth Fund               Seeks long-term growth of capital.                          Goldman Sachs
                                                                                                               Asset Management,
                                                                                                               L.P.

   JPVF Capital Growth Portfolio                   Seeks capital growth. Realization of income is              Wellington Capital
                                                   not a significant investment consideration and              Management, LLC
                                                   any income realized will be incidental.                     ("Wellington")


   JPVF Growth Portfolio                           Capital growth by investing primarily in equity             Turner Investment
                                                   securities that the Sub-Investment Manager                  Partners, Inc.
                                                   believes have above-average growth prospects.               ("Turner")

   JPVF Strategic Growth Portfolio                 Long-term growth of capital. Dividend and interest          T. Rowe Price
     (formerly JPVF Emerging                       income from portfolio securities, if any, is
     Growth Portfolio)                             incidental to the Portfolio's investment objective
                                                   of long-term growth.

   ProFund VP Large-Cap Growth                     Seeks daily investment results, before fees and             ProFund Advisors LLC
                                                   expenses, that correspond to the daily performance          ("ProFund")
                                                   of the S&P 500/Citigroup Growth Index.


                                   LARGE CORE

   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   VIP Contrafund(R) Portfolio                     Seeks long-term capital appreciation.                       FMR

   JPVF S&P 500 Index Portfolio(1)                 Seeks investment results that correspond to the             Mellon Capital
                                                   total return of common stocks publicly traded in            Management
                                                   the United States, as represented by the S&P 500.           Corporation

                                   LARGE VALUE


   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   American Growth-Income Fund, Class 2            Seeks long-term growth and income                           Capital

   VIP Equity-Income Portfolio                     Seeks reasonable income by investing primarily              FMR
                                                   in income-producing equity securities. In
                                                   choosing these securities the Portfolio will also
                                                   consider the potential for capital appreciation.
                                                   The Portfolio's goal is to achieve a yield which
                                                   exceeds the composite yield on the securities
                                                   comprising the Standard& Poor's Composite
                                                   Index of 500 Stocks (S&P 500).

   JPVF Value Portfolio                            Long-term growth of capital by investing                    Credit Suisse
                                                   primarily in a wide range of equity issues that             Management, LLC
                                                   may offer capital appreciation and, secondarily,
                                                   seeks a reasonable level of current income.

   ProFund VP Large-Cap Value                      Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily
                                                   performance of the S&P 500/Citigroup Value Index.

                                PORTFOLIO CHOICES

                                 MID-CAP GROWTH

   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF Mid-Cap Growth Portfolio                   Seeks capital appreciation.                                 Turner

                                  MID-CAP CORE

   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   VIP Mid Cap Portfolio, Service Class 2          Seeks long-term growth of capital                           FMR

   Vanguard(R) VIF Mid-Cap                         Seeks to provide long-term growth of capital by             Vanguard
    Index Portfolio                                attempting to match the performance of a
                                                   broad-based market index of stocks of medium-size
                                                   U.S. companies.

                                  MID-CAP VALUE

   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   American Century(R) VP Value Fund, Class II     Seeks long-term capital growth. Income is a                 American Century
                                                   secondary objective.

   JPVF Mid-Cap Value Portfolio                    Seeks capital appreciation.                                 Wellington

                                SMALL-CAP GROWTH


   PORTFOLIO NAME                                  OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   DWS SmallCap Index VIP-Class B                  Seeks to replicate, as closely as possible, before          Deutsche
                                                   expenses, the performance of the Russell 2000
                                                   Small Stock Index, which emphasizes stocks of
                                                   small U.S. companies.

   JPVF Small Company Portfolio                    Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                                   objective by investing primarily in a diversified           Company, LLC
                                                   portfolio of equity securities issued by small
                                                   companies.

   ProFund VP Small-Cap Growth                     Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily performance
                                                   of the S&P SmallCap 600/Citigroup Growth Index.

   Vanguard(R) VIF Small Company                   Seeks to provide long-term growth of capital.               Granahan and GMO
    Growth Portfolio


                                 SMALL-CAP VALUE


   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Value                        Seeks long-term total return.                               Franklin Advisory
    Securities Fund, Class 2                                                                                   Services, LLC

   JPVF Small-Cap Value Portfolio                  Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                                   primarily in securities of small-cap companies.             Hartman, Maher, LLC

   ProFund VP Small-Cap Value                      Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily performance
                                                   of the S&P SmallCap 600/CitigroupValue Index.

                                PORTFOLIO CHOICES

                           INTERNATIONAL LARGE GROWTH

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   American Century(R) VP International            Seeks capital growth.                                       American Century
     Fund

   JPVF International Equity Portfolio             Long-term growth of capital through investments in          Marsico Capital
                                                   securities whose primary trading markets are                Management, LLC
                                                   outside the United States.

   ProFund VP Asia 30                              Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily performance
                                                   of the ProFunds Asia 30 Index.

   ProFund VP Europe 30                            Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily performance
                                                   of the ProFunds VP Europe 30 Index.

                            INTERNATIONAL LARGE CORE

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF World Growth Stock Portfolio               Long-term growth through a policy of investing              Templeton Global
                                                   primarily in stocks of companies organized in the           Advisors, Ltd.
                                                   U.S. or in any foreign nation. A portion of the
                                                   Portfolio may also be invested in debt obligations
                                                   of companies and governments of any nation. Any
                                                   income realized will be incidental.

                            INTERNATIONAL LARGE VALUE

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   Templeton Foreign Securities                    Seeks long-term capital growth.                             Templeton Investment
    Fund: Class 1                                                                                              Counsel, LLC

                                     SECTOR

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   MFS VIT Utilities Series                        Seeks capital growth and current income (income             MFS
                                                   above that is available from a portfolio invested
                                                   entirely in equity securities).

   ProFund VP Financials                           Seeks daily investment results, before fees and             ProFund
                                                   expenses, that corresponds to the daily
                                                   performance of the Dow Jones U.S. Financial Sector
                                                   Index.

   ProFund VP Health Care                          Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily performance
                                                   of the Dow Jones U.S. Healthcare Sector Index.

   ProFund VP Technology                           Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to the daily performance
                                                   of the Dow Jones U.S. Technology Sector Index.

   Vanguard(R) VIF REIT Index                      Seeks to provide a high level of income and                 Vanguard
    Portfolio                                      moderate long-term growth of capital.

                                PORTFOLIO CHOICES

                                  FIXED INCOME

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   VIP Investment Grade Bond Portfolio,            Seeks to achieve as high a level of current income          FMR
    Service Class 2                                as is consistent with preservation of capital.

   JPVF High Yield Bond Portfolio                  High level of current income by investing                   MFS
                                                   primarily in corporate obligations with emphasis
                                                   on higher yielding, higher risk, lower-rated or
                                                   unrated securities.

   PIMCO Total Return Portfolio                    Seeks maximum total return, consistent with                 PIMCO
                                                   preservation of capital and prudent investment
                                                   management.

   ProFund VP Rising Rates Opportunity             Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to one and one-quarter
                                                   times (125%) the inverse (opposite) of the daily
                                                   price movement of the most recently issued 30-year
                                                   U.S. Treasury Bond ("Long Bond").

   ProFund VP U.S. Government Plus                 Seeks daily investment results, before fees and             ProFund
                                                   expenses, that correspond to one and one-quarter
                                                   times (125%) the daily price movement of the most
                                                   recently issued 30-year U.S. Treasury Bond ("Long
                                                   Bond").

                                     HYBRID

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF Balanced Portfolio                         Reasonable current income and long-term capital             Wellington
                                                   growth, consistent with conservation of capital,
                                                   by investing primarily in common stocks and fixed
                                                   income securities.

                                  MONEY MARKET

   PORTFOLIO NAME                                   OBJECTIVE                                                  MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF Money Market Portfolio                     Seeks to achieve as high a level of current income          MFS
                                                   as is consistent with preservation of capital and
                                                   liquidity.

   An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

   Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

   Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

   We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Portfolios currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policyowners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a) to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d) to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges"; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

   The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

   In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

-  MODIFIED ENDOWMENT CONTRACT


   The Policy will be allowed to become a modified endorsement contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE


   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Home Office. For a backdated Policy, we will assess Issue Age policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-  ALLOCATION OF PREMIUMS


   We will allocate premium payments, net of the state tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")


   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

   Under OPTION 1, the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the Insured multiplied by the corridor percentage, as described below.

   Under OPTION 2, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death, or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

     ATTAINED     CORRIDOR      ATTAINED      CORRIDOR      ATTAINED     CORRIDOR     ATTAINED      CORRIDOR
       AGE        PERCENTAGE      AGE        PERCENTAGE        AGE      PERCENTAGE       AGE       PERCENTAGE
     --------     ----------    --------     ----------     --------    ----------    --------     ----------
   40 & below        250%          52           171%           64           122%          91          104%
       41            243           53           164            65           120           92          103
       42            236           54           157            66           119           93          102
       43            229           55           150            67           118           94          101
       44            222           56           146            68           117           95          100
       45            215           57           142            69           116
       46            209           58           138            70           115
       47            203           59           134            71           113
       48            197           60           130            72           111
       49            191           61           128            73           109
       50            185           62           126            74           107
       51            178           63           124          75-90          105

   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

   The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued.

   For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

   We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

   However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

   We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services. We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

   In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason.

   We have the right to terminate, suspend or modify these provisions.


   The Company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer request is received.

   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.


   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250.

   A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

   POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the state tax charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

     (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

     (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

     (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v)   all withdrawals from the Division during the current Valuation
           Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction allocated to the Divisions.

-  UNIT VALUES

   We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

    (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge no greater than .0024657% for Policy Years 1 through 10 and .0017808% for Policy Years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts.

   Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

   CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before allocating a premium to any of the Divisions of Separate Account B and the General Account, we will deduct a state tax charge of 2.0%. We may also impose the state tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state tax charge reimburses us for taxes and other assessments we pay to New York state and local jurisdictions. The actual tax assesed falls between 1.7% and 2.5% of premiums received. We have determined that the state tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges to a maximum of 2.5% due to changes in the state tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

-  MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

     (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

     (ii)  a Monthly Administrative Fee of $6, which may not be increased.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

     (i)   is the current Cost of Insurance Rate as described in the Policy;

     (ii)  is the death benefit at the beginning of the policy month divided by
           1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

     (iii) is the Accumulation Value at the beginning of the policy month.

   If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Net Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the maximum Cost of Insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in Policy Years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in Policy Years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

-  ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL


   We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount transferred for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.


-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

                         POLICY YEAR   SURRENDER CHARGE FACTOR
                        ------------   -----------------------
                             1-5                .30
                              6                 .25
                              7                 .20
                              8                 .15
                              9                 .10
                              10                .05
                        11 and after             0

For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

                         POLICY YEAR       SURRENDER CHARGE
                        ------------       ----------------
                             0-5             $ 368.40
                              6              $ 307.00
                              7              $ 245.60
                              8              $ 184.20
                              9              $ 122.80
                              10             $  61.40
                        11 and after         $   0.00

   We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

     (a)   is the amount of the increase in the Specified Amount;

     (b) is the sum of the Cash Value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

     (c) is the Specified Amount in effect after the increase in the Specified Amount.

   (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

   The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

   The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

   SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.


   We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We also will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.


   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.


   Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

   POLICY RIGHTS

-  SURRENDERS

   By written request, you may surrender or exchange the Policy under Code
   Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits.")

-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

   -  The Policy's Cash Value will be reduced by the amount of the withdrawal;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

   - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment", "Policy Changes" and "Payment of Benefits.")

-  GRACE PERIOD

   If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient to cover the monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. We call this "lapse pending status".

   We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED POLICY

   If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination.

   - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

   - The premium payment you make must be sufficient, after deduction of the state tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date plus any due and unpaid monthly administration charges.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 6%.

   We will charge interest on any outstanding Policy Debt. There are two types of loans available. The interest rate on a Type A loan is 6%, compounded annually. The interest rate on a Type B loan is 8%, compounded annually. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

   If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase the Specified Amount at any time after the Policy has been issued so long as you are under attained age 85 or you may decrease the Specified Amount after the first Policy Year. You must send a written request to our Service Office. However:

   -  Any increase or decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will require a supplemental application and satisfactory evidence of insurability.

   - Any increase or decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

   -  You may only decrease the Specified Amount once in every 12 months.

   -  Any increase will result in a new Surrender Charge.

   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:


   - The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.


   -  There will be no change in the Surrender Charge.

   -  Evidence of insurability may be required.

   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

   The minimum Specified Amount after a change in Death Benefit option is $25,000.

   (See "Surrender Charge" and "Right of Policy Examination.")

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 20 days of delivery of the Policy to you, within 45 days of the date you signed the application for insurance, or within 20 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Life America Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  MATURITY BENEFIT

   While the Policy is in force, we will pay to the owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP LifeAmerica will pay the death benefit set forth in the rider to the named Beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount Subject to the terms of the Rider.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

   - EXCHANGE OF INSURED RIDER--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

   - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a Policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

   - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

   - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

   DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

   POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity.

   You may contact us at any time for information on currently available Settlement Options.

   ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

    1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

    2.  A statement of all premiums paid and all charges incurred;

    3.  The balance of outstanding Policy Loans for the previous Policy year;

    4.  Any reports required by the 1940 Act.

   We will promptly mail confirmation notices at the time of the following transactions:

    1.  Policy placement;

    2.  receipt of premium payments;

    3.  initial allocation among Divisions on the Allocation Date;

    4.  transfers among Divisions;

    5.  change of premium allocation;

    6.  change between Death Benefit Option 1 and Option 2;

    7.  increases or decreases in Specified Amount;

    8.  withdrawals, surrenders or loans;

    9.  receipt of loan repayments;

   10.  reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot LifeAmerica Insurance Company is governed under the laws of the state of New Jersey and is regulated and supervised by the New Jersey Insurance Commissioner. Periodically, the Commissioner examines the assets and liabilities of JP LifeAmerica and Separate Account B and verifies their adequacy. JP LifeAmerica also is subject to the New York insurance laws.

   In addition, JP LifeAmerica is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account.

-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account at December 31, 2005 and for each of the two years in the period ended December 31, 2005, the financial statements of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the accompanying Reports of Independent Registered Public Accounting Firm, appear in the Statement of Additional Information.


   Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

   Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level.

   The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to you.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

   In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisers about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP LIFEAMERICA INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

   MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issed to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted and that the Mortality and Expense Risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charge levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .66% of the aggregate average daily net assets of the Portfolios, plus a charge of .39% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2005. The .66% investment advisory fee is the arithmetic average of the individual investment advisory fees of the forty-three Portfolios. The .39% expense figure is an arithmetic average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the American Century Portfolios, the AFIS Portfolios, the Goldman Sachs Portfolio, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table or in the prospectuses for the Portfolios. Expenses for the unaffiliated portfolios were provided by the investment managers for these Portfolios and JP LifeAmerica has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions for Policy Years one through ten, and .65% of the average net assets of the Divisions for Policy Years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.95%, 4.05% and 10.05%, respectively.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2% State Tax Charge. The illustrations also reflect the deduction of the Monthly Deduction.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account B since JP LifeAmerica is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

           ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                                      ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                        ANNUAL RATE OF RETURN:(1)         12% (10.05% NET)
$100,000 INITIAL SPECIFIED AMOUNT                           ASSUMED ANNUAL PREMIUM(2):     $1,425



               PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
    END       ACCUMULATED   ---------------------------------------  -----------------------------------------
    OF      AT 4% INTEREST  ACCUMULATION     CASH         DEATH      ACCUMULATION      CASH          DEATH
   YEAR        PER YEAR       VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)     BENEFIT(3)
   ----     --------------  ------------  -----------  ------------  -------------  ------------  ------------
     1           1,482          1,225           848       100,000        1,216            839        100,000
     2           3,023          2,557         2,181       100,000        2,539          2,162        100,000
     3           4,626          4,009         3,633       100,000        3,980          3,603        100,000
     4           6,293          5,599         5,223       100,000        5,549          5,172        100,000
     5           8,027          7,354         6,978       100,000        7,260          6,884        100,000
     6           9,830          9,291         8,977       100,000        9,125          8,811        100,000
     7          11,705         11,428        11,177       100,000       11,159         10,908        100,000
     8          13,655         13,775        13,587       100,000       13,379         13,191        100,000
     9          15,684         16,365        16,240       100,000       15,804         15,679        100,000
    10          17,793         19,225        19,162       100,000       18,454         18,391        100,000
    15          29,675         38,459        38,459       100,000       35,947         35,947        100,000
    20          44,131         69,295        69,295       100,000       63,856         63,856        100,000
    25          61,719        119,186       119,186       145,407      109,549        109,549        133,650
    30          83,118        198,170       198,170       229,877      181,614        181,614        210,673
    35         109,153        323,638       323,638       346,292      295,507        295,507        316,192
    40         140,828        525,018       525,018       551,269      477,879        477,879        501,773


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.30%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

         ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                                      ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                         ANNUAL RATE OF RETURN:(1)         6% (4.05% NET)
$100,000 INITIAL SPECIFIED AMOUNT                            ASSUMED ANNUAL PREMIUM(2):    $1,425



               PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
    END      ACCUMULATED    ---------------------------------------  -----------------------------------------
    OF      AT 4% INTEREST  ACCUMULATION     CASH         DEATH      ACCUMULATION      CASH          DEATH
   YEAR        PER YEAR       VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)     BENEFIT(3)
   ----     --------------  ------------  -----------  ------------  -------------  ------------  ------------
     1           1,482          1,150           774       100,000         1,142            765       100,000
     2           3,023          2,332         1,956       100,000         2,315          1,938       100,000
     3           4,626          3,547         3,171       100,000         3,521          3,144       100,000
     4           6,293          4,803         4,427       100,000         4,758          4,382       100,000
     5           8,027          6,113         5,737       100,000         6,029          5,653       100,000
     6           9,830          7,481         7,167       100,000         7,333          7,019       100,000
     7          11,705          8,907         8,656       100,000         8,668          8,417       100,000
     8          13,655         10,385        10,196       100,000        10,036          9,847       100,000
     9          15,684         11,926        11,801       100,000        11,436         11,311       100,000
    10          17,793         13,535        13,472       100,000        12,869         12,806       100,000
    15          29,675         22,494        22,494       100,000        20,453         20,453       100,000
    20          44,131         32,618        32,618       100,000        28,470         28,470       100,000
    25          61,719         43,764        43,764       100,000        36,464         36,464       100,000
    30          83,118         55,903        55,903       100,000        43,487         43,487       100,000
    35         109,153         69,407        69,407       100,000        47,873         47,873       100,000
    40         140,828         86,024        86,024       100,000        45,341         45,341       100,000


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.30%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

         ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I                                      ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                        ANNUAL RATE OF RETURN:(1)          0% (-1.95% NET)
$100,000 INITIAL SPECIFIED AMOUNT                           ASSUMED ANNUAL PREMIUM(2):     $1,425



               PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
    END      ACCUMULATED    ---------------------------------------  -----------------------------------------
    OF      AT 4% INTEREST  ACCUMULATION     CASH         DEATH      ACCUMULATION      CASH          DEATH
   YEAR        PER YEAR       VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)     BENEFIT(3)
   ----     --------------  ------------  -----------  ------------  -------------  ------------  ------------
     1           1,482          1,076           700       100,000         1,068           692        100,000
     2           3,023          2,116         1,740       100,000         2,100         1,724        100,000
     3           4,626          3,121         2,745       100,000         3,098         2,721        100,000
     4           6,293          4,098         3,722       100,000         4,059         3,682        100,000
     5           8,027          5,059         4,682       100,000         4,984         4,607        100,000
     6           9,830          6,003         5,689       100,000         5,870         5,557        100,000
     7          11,705          6,932         6,681       100,000         6,718         6,467        100,000
     8          13,655          7,834         7,645       100,000         7,525         7,337        100,000
     9          15,684          8,721         8,595       100,000         8,292         8,167        100,000
    10          17,793          9,593         9,530       100,000         9,016         8,953        100,000
    15          29,675         13,536        13,536       100,000        11,880        11,880        100,000
    20          44,131         16,158        16,158       100,000        13,032        13,032        100,000
    25          61,719         16,752        16,752       100,000        11,562        11,562        100,000
    30          83,118         14,092        14,092       100,000         5,444         5,444        100,000
    35         109,153          5,680         5,680       100,000             0             0              0
    40                              0             0             0             0             0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.70%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

          ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II                                     ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                        ANNUAL RATE OF RETURN:(1)         12% (10.05% NET)
$100,000 INITIAL SPECIFIED AMOUNT                           ASSUMED ANNUAL PREMIUM(2):     $1,425



              PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
    END     ACCUMULATED    ---------------------------------------  -----------------------------------------
    OF     AT 4% INTEREST  ACCUMULATION     CASH         DEATH      ACCUMULATION      CASH          DEATH
   YEAR       PER YEAR       VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)     BENEFIT(3)
   ----    --------------  ------------  -----------  ------------  -------------  ------------  ------------
     1          1,482          1,222           845       101,222         1,213            836       101,213
     2          3,023          2,547         2,171       102,547         2,528          2,152       102,528
     3          4,626          3,987         3,611       103,987         3,957          3,581       103,957
     4          6,293          5,559         5,183       105,559         5,508          5,132       105,508
     5          8,027          7,289         6,913       107,289         7,192          6,816       107,192
     6          9,830          9,193         8,879       109,193         9,020          8,706       109,020
     7         11,705         11,288        11,037       111,288        11,003         10,752       111,003
     8         13,655         13,581        13,393       113,581        13,154         12,966       113,154
     9         15,684         16,105        15,980       116,105        15,490         15,364       115,490
    10         17,793         18,883        18,820       118,883        18,023         17,960       118,023
    15         29,675         37,298        37,298       137,298        34,238         34,238       134,238
    20         44,131         65,456        65,456       165,456        58,126         58,126       158,126
    25         61,719        108,005       108,005       208,005        92,889         92,889       192,889
    30         83,118        171,748       171,748       271,748       142,452        142,452       242,452
    35        109,153        266,530       266,530       366,530       211,677        211,677       311,677
    40        140,828        406,762       406,762       506,762       305,399        305,399       405,399


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.30%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

           ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II                                     ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                         ANNUAL RATE OF RETURN:(1)         6% (4.05% NET)
$100,000 INITIAL SPECIFIED AMOUNT                            ASSUMED ANNUAL PREMIUM(2):    $1,425



                PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
      END     ACCUMULATED    ---------------------------------------  -----------------------------------------
      OF     AT 4% INTEREST  ACCUMULATION     CASH         DEATH      ACCUMULATION      CASH          DEATH
     YEAR       PER YEAR       VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)     BENEFIT(3)
     ----    --------------  ------------  -----------  ------------  -------------  ------------  ------------
       1          1,482          1,147           771       101,147         1,139           762        101,139
       2          3,023          2,323         1,946       102,323         2,306         1,929        102,306
       3          4,626          3,528         3,151       103,528         3,501         3,125        103,501
       4          6,293          4,769         4,393       104,769         4,724         4,347        104,724
       5          8,027          6,061         5,684       106,061         5,975         5,598        105,975
       6          9,830          7,405         7,091       107,405         7,251         6,937        107,251
       7         11,705          8,803         8,552       108,803         8,551         8,300        108,551
       8         13,655         10,246        10,058       110,246         9,874         9,686        109,874
       9         15,684         11,748        11,622       111,748        11,220        11,094        111,220
      10         17,793         13,310        13,247       113,310        12,584        12,522        112,584
      15         29,675         21,873        21,873       121,873        19,539        19,539        119,539
      20         44,131         30,947        30,947       130,947        26,028        26,028        126,028
      25         61,719         39,476        39,476       139,476        30,625        30,625        130,625
      30         83,118         45,554        45,554       145,554        30,505        30,505        130,505
      35        109,153         45,845        45,845       145,845        20,881        20,881        120,881
      40        140,828         34,903        34,903       134,903             0             0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.30%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

           ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II                                    ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                       ANNUAL RATE OF RETURN:(1)           0% (-1.95% NET)
$100,000 INITIAL SPECIFIED AMOUNT                          ASSUMED ANNUAL PREMIUM(2):      $1,425




                PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
      END     ACCUMULATED    ---------------------------------------  -----------------------------------------
      OF     AT 4% INTEREST  ACCUMULATION     CASH         DEATH      ACCUMULATION      CASH          DEATH
     YEAR       PER YEAR       VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)      VALUE(3)     BENEFIT(3)
     ----    --------------  ------------  -----------  ------------  -------------  ------------  ------------
      1           1,482          1,073           697       101,073         1,065           689        101,065
      2           3,023          2,108         1,731       102,108         2,092         1,716        102,092
      3           4,626          3,105         2,728       103,105         3,081         2,705        103,081
      4           6,293          4,070         3,694       104,070         4,030         3,654        104,030
      5           8,027          5,017         4,640       105,017         4,940         4,563        104,940
      6           9,830          5,945         5,631       105,945         5,807         5,493        105,807
      7          11,705          6,855         6,604       106,855         6,631         6,380        106,631
      8          13,655          7,736         7,547       107,736         7,410         7,222        107,410
      9          15,684          8,599         8,473       108,599         8,144         8,018        108,144
     10          17,793          9,445         9,383       109,445         8,829         8,766        108,829
     15          29,675         13,202        13,202       113,202        11,388        11,388        111,388
     20          44,131         15,412        15,412       115,412        11,976        11,976        111,976
     25          61,719         15,203        15,203       115,203         9,617         9,617        109,617
     30          83,118         11,248        11,248       111,248         2,501         2,501        102,501
     35         109,153          1,469         1,469       101,469             0             0              0
     40                              0             0             0             0             0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.70%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP LIFEAMERICA, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       THIS PAGE INTENTIONALLY LEFT BLANK

To learn more about the Separate Account, Jefferson Pilot LifeAmerica Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-8470

                  ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                    IN CONNECTION WITH JPF SEPARATE ACCOUNT B

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot LifeAmerica Insurance Company Ensemble II Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot LifeAmerica Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2006 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.


                             DATED: MAY 1, 2006

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot LifeAmerica Insurance Company                           3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot LifeAmerica Insurance Company   10

Financial Statements - JPF Separate Account B

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

Effective April 30, 1997, Jefferson Pilot LifeAmerica's parent company, Jefferson Pilot Financial Insurance Company (the "JP Financial"), then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, JP Financial changed its name to Jefferson Pilot Financial Insurance Company. Concurrently, the Company, then called Chubb Colonial Life Insurance Company of America, changed its name to Jefferson Pilot LifeAmerica Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into JP Financial, with JP Financial as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of JP Financial. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and JP Financial became the surviving company. At the time of the merger, JP Financial assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of JP Financial. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of JP Financial, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the JP Financial, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.


Effective April 1, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the combination of the operations of the two companies. The obligations of the Company as set forth in your Policy and in the Prospectus and this Statement of Additional Information did not change as a result of the merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, Lincoln Financial Group provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment, and financial planning and advisory services.


                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica Insurance Company ("JPLA") policy or a policy of any JPLA affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2005 and December 31, 2004, JPVC received $433,573 and $1,034,463, respectively, in brokerage commissions and did not retain any of these commissions.


On February 25, 2005, JPVC submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


JPVC or an affiliate will pay compensation to broker-dealers that solicit applications for the policies under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers are not expected to exceed 90% of first year target premium and 4% of first excess premium, and 4% of target premium for the second through the fifteenth Policy Years for both renewals and excess premium. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, JPVC and its affiliates are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, JPVC or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy.
All compensation is paid from our assets, which include fees and charges imposed on your Policy. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the yield shown included those charges, the yield shown would be significantly lower.


The seven-day yield of the Money Market Division as of December 31, 2005 was 3.08%.


The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                                                                       SINCE
FUND_NME                                        INCEPTION    QTD       YTD     1 YEAR    3 YEAR    5 YEAR   10 YEAR  INCEPTION
American Funds Growth Fund                      02/08/84    5.51%    15.15%    15.15%    20.29%     1.11%    12.69%    13.81%
Fidelity VIP Contrafund Portfolio               01/03/95    3.65%    15.89%    15.89%    19.08%     5.69%    11.08%    13.34%
Fidelity VIP Growth Portfolio                   10/09/86    3.02%     4.85%     4.85%    12.25%    -4.37%     6.33%     9.86%
Goldman Sachs Capital Growth Fund               04/30/98    3.01%     2.02%     2.02%    10.59%    -2.98%       N/A     1.41%
JPVF Capital Growth Portfolio                   05/01/92    3.17%     3.84%     3.84%    12.33%    -6.42%     6.25%    10.39%
JPVF Growth Portfolio                           01/01/98    3.03%    12.93%    12.93%    17.52%    -4.69%       N/A     6.91%
JPVF Strategic Growth Portfolio                 05/01/95    3.84%     5.34%     5.34%    14.41%    -8.79%     5.00%     7.45%
JPVF S&P 500 Index Portfolio                    05/01/00    1.79%     3.76%     3.76%    13.07%    -0.64%       N/A    -2.23%
American Century VP Value Fund                  05/01/96    3.57%     3.92%     3.92%    14.50%     7.71%       N/A     9.47%
American Funds Growth-Income Fund               02/08/84    2.73%     4.89%     4.89%    14.62%     4.36%     9.60%    11.95%
Fidelity VIP Equity-Income Portfolio            10/09/86    2.80%     4.92%     4.92%    14.42%     3.03%     7.65%     9.87%
JPVF Value Portfolio                            05/01/92    0.86%     7.02%     7.02%    14.65%     3.39%     8.81%     9.79%
ProFund VP Large-Cap Value                      05/03/04    1.46%     2.11%     2.11%       N/A       N/A       N/A     7.91%
JPVF Mid-Cap Growth Portfolio                   05/01/01    3.45%    11.27%    11.27%    22.28%       N/A       N/A     1.20%
Fidelity VIP Mid Cap Portfolio                  12/28/98    3.73%    16.96%    16.96%    25.56%    11.02%       N/A    19.04%
Vanguard VIF Mid-Cap Index Portfolio            02/09/99    2.80%    12.96%    12.96%    21.40%     8.32%       N/A    11.84%
JPVF Mid-Cap Value Portfolio                    05/01/01    4.33%     9.03%     9.03%    21.08%       N/A       N/A     9.05%
DWS Small Cap Index VIP                         08/22/97    0.83%     3.06%     3.06%    20.20%     6.65%       N/A     5.71%
JPVF Small Company Portfolio                    04/18/86    2.48%    10.96%    10.96%    17.55%     1.01%     1.82%     7.04%
ProFund VP Small-Cap Growth                     05/01/02   -0.15%     6.58%     6.58%    18.98%       N/A       N/A     7.47%
Vanguard VIF Small Company Growth Portfolio     06/03/96    2.76%     5.31%     5.31%    18.93%     5.79%       N/A    11.48%
JPVF Small-Cap Value Portfolio                  05/01/01    0.69%     4.16%     4.16%    18.50%       N/A       N/A    10.51%
Franklin Small Cap Value Securities Fund        05/01/98    7.79%     7.79%     7.79%    20.07%    11.90%       N/A     7.10%
ProFund VP Small-Cap Value                      05/01/02   -0.47%     3.07%     3.07%    17.87%       N/A       N/A     4.30%
American Century VP International Fund          05/01/94    5.41%    12.24%    12.24%    16.41%    -2.66%     6.26%     5.79%
JPVF International Equity Portfolio             01/01/98    9.47%    18.39%    18.39%    21.36%     0.86%       N/A     2.83%
ProFund VP Europe 30                            10/18/99    0.53%     7.12%     7.12%    18.61%    -1.59%       N/A    -0.36%
JPVF World Growth Stock Portfolio               08/01/85    2.40%     7.91%     7.91%    18.99%     5.22%     7.90%     9.32%
Templeton Foreign Securities Fund - Class 1     05/01/92    2.16%     9.49%     9.49%    19.22%     2.72%     7.40%     8.61%
MFS Utilities Series                            01/03/95   -2.08%    15.79%    15.79%    26.25%     2.96%    11.05%    12.88%
ProFund VP Financials                           01/22/01    6.80%     3.06%     3.06%    12.94%       N/A       N/A     2.42%
ProFund VP Health Care                          01/22/01    0.86%     5.07%     5.07%     7.45%       N/A       N/A    -2.26%
ProFund VP Technology                           01/22/01    1.46%     0.32%     0.32%    12.72%       N/A       N/A   -13.09%
Vanguard VIF REIT Index Portfolio               02/09/99    1.48%    10.84%    10.84%    24.39%    17.00%       N/A    15.26%
Fidelity VIP Investment Grade Bond Portfolio    12/05/88    0.25%     0.98%     0.98%     2.74%     4.85%     4.98%     6.21%
JPVF High Yield Bond Portfolio                  01/01/98    0.37%     0.84%     0.84%     8.88%     6.01%       N/A     3.02%
PIMCO Total Return Portfolio                    12/31/97    0.02%     1.54%     1.54%     3.19%     4.99%       N/A     5.00%
ProFund VP Rising Rates Opportunity             05/01/02   -1.10%    -8.72%    -8.72%    -8.50%       N/A       N/A   -12.32%
ProFund VP U.S. Government Plus                 05/01/02    1.20%     8.04%     8.04%     3.82%       N/A       N/A     7.42%
JPVF Balanced Portfolio                         05/01/92    1.15%     4.43%     4.43%     8.63%     2.44%     7.00%     7.61%
JPVF Money Market Portfolio                     08/01/85    0.66%     1.81%     1.81%     0.46%     0.90%     2.45%     3.29%
MFS Research Series                             07/26/95    2.14%     6.84%     6.84%    14.88%    -2.42%     6.12%     6.85%
T. Rowe Price Mid-Cap Growth Portfolio          12/31/96    4.01%    13.41%    13.41%    22.00%     6.79%       N/A    11.12%

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.
(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to the Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(8) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Jefferson Pilot LifeAmerica Insurance Company as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing in this Statement of Additional Information, and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

                               FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                               AUDITED FINANCIAL STATEMENTS

Jefferson Pilot LifeAmerica Insurance Company at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005.

JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2005 and for each of the periods in the two years then ended.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                          AUDITED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2005

CONTENTS

Report of Independent Registered Public Accounting Firm                F-1
Balance Sheets                                                         F-2
Statements of Income                                                   F-4
Statements of Stockholder's Equity                                     F-5
Statements of Cash Flows                                               F-6
Notes to Financial Statements                                          F-7

                            JPF SEPARATE ACCOUNT B

                         AUDITED FINANCIAL STATEMENTS

CONTENTS

Report of Independent Registered Public Accounting Firm               F-27
Statement of Assets and Liabilities                                   F-28
Statement of Operations                                               F-33
Statements of Changes in Net Assets                                   F-39
Notes to Financial Statements                                         F-50

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying balance sheets of Jefferson Pilot LifeAmerica Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.


                                            /s/ Ernst & Young LLP
Greensboro, North Carolina
March 10, 2006

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                                 BALANCE SHEETS

                    (IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                             2005           2004
                                                                         ------------   ------------
ASSETS
Investments:
  Debt securities available-for-sale, at fair value (amortized cost
    $1,112,279 and $1,165,929)                                           $  1,129,040   $  1,215,583
  Debt securities held-to-maturity, at amortized cost (fair value
    $107,519 and $133,323)                                                    104,140        126,524
  Equity securities available-for-sale, at fair value (cost 2005
    and 2004-$1,144)                                                            1,570          1,736
  Mortgage loans on real estate                                                84,644         52,605
  Policy loans                                                                 30,219         29,030
                                                                         ------------   ------------
Total investments                                                           1,349,613      1,425,478

Cash and cash equivalents                                                       4,748          6,683
Accrued investment income                                                      18,192         19,613
Due from reinsurers                                                             9,734         10,693
Deferred policy acquisition costs                                              53,262         36,594
Value of business acquired                                                     11,187         12,033
Goodwill                                                                       19,382         19,382
Other assets                                                                    1,576          2,923
Assets held in separate accounts                                               20,487         18,969
                                                                         ------------   ------------
Total assets                                                             $  1,488,181   $  1,552,368
                                                                         ============   ============

                       See Notes to Financial Statements.

                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                             2005           2004
                                                                         ------------   ------------
LIABILITIES
Policy liabilities:
  Future policy benefits                                                 $    130,812   $    131,575
  Policyholder contract deposits                                            1,082,688      1,130,595
  Policy and contract claims                                                    2,915          7,657
  Other                                                                        16,754         16,625
                                                                         ------------   ------------
Total policy liabilities                                                    1,233,169      1,286,452

Currently recoverable income taxes                                             (4,130)        (3,794)
Deferred income tax liabilities                                                13,580         19,920
Accounts payable, accruals and other liabilities                                7,398          4,490
Liabilities related to separate accounts                                       20,487         18,969
                                                                         ------------   ------------
Total liabilities                                                           1,270,504      1,326,037

Commitments and contingent liabilities

STOCKHOLDER'S EQUITY
Common stock, par value $20 per share, 132,000 shares, authorized,
  issued and outstanding                                                        2,640          2,640
Paid in capital                                                               178,399        178,399
Retained earnings                                                              27,449         18,961
Accumulated other comprehensive income                                          9,189         26,331
                                                                         ------------   ------------
Total stockholder's equity                                                    217,677        226,331
                                                                         ------------   ------------
Total liabilities and stockholder's equity                               $  1,488,181   $  1,552,368
                                                                         ============   ============

                       See Notes to Financial Statements.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                              STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                          --------------------------------------
                                                             2005          2004          2003
                                                          ----------    ----------    ----------
REVENUE
Premiums and other considerations                         $   10,088    $    6,003    $    7,361
Universal life and investment product charges                 22,239        16,720        13,474
Net investment income                                         78,380        79,168        81,168
Realized investment losses                                    (3,911)       (3,564)       (1,596)
                                                          ----------    ----------    ----------
Total revenue                                                106,796        98,327       100,407

BENEFITS AND EXPENSES
Insurance and annuity benefits                                63,771        65,260        62,364
Insurance commissions, net of deferrals                        1,192         1,596         1,197
General and administrative expenses, net of deferrals          7,958         5,736         5,258
Insurance taxes, licenses and fees                             2,187         2,579         1,586
Amortization of policy acquisition costs and value of
  business acquired                                           10,580         4,025         5,389
Interest expense                                                  18             1            15
                                                          ----------    ----------    ----------
Total benefits and expenses                                   85,706        79,197        75,809
                                                          ----------    ----------    ----------
Income before income taxes                                    21,090        19,130        24,598
Income taxes:
  Current                                                      4,712         1,774         8,078
  Deferred                                                     2,890         4,856           619
                                                          ----------    ----------    ----------
Total income taxes                                             7,602         6,630         8,697
                                                          ----------    ----------    ----------
Net income                                                $   13,488    $   12,500    $   15,901
                                                          ==========    ==========    ==========

                       See Notes to Financial Statements.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                       TOTAL
                                            COMMON     PAID IN    RETAINED    ACCUMULATED OTHER     STOCKHOLDER'S
                                            STOCK      CAPITAL    EARNINGS   COMPREHENSIVE INCOME      EQUITY
                                           --------   ---------   --------   --------------------   -------------
BALANCE, JANUARY 1, 2003                   $  2,640   $ 178,399   $ 11,560   $       28,020         $    220,619
Net income                                       --          --     15,901               --               15,901
Unrealized loss on available-for-sale
  securities, net of taxes                       --          --         --             (484)                (484)
                                                                                                    ------------
  Comprehensive income                                                                                    15,417
Dividends paid                                   --          --     (6,000)              --               (6,000)
                                           ---------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                    2,640     178,399     21,461           27,536              230,036
Net income                                       --          --     12,500               --               12,500
Unrealized loss on available-for-sale
  securities, net of taxes                       --          --         --           (1,205)              (1,205)
                                                                                                    ------------
  Comprehensive income                                                                                    11,295
Dividends paid                                   --          --    (15,000)              --              (15,000)
                                           ---------------------------------------------------------------------
BALANCE, DECEMBER 31, 2004                    2,640     178,399     18,961           26,331              226,331
Net income                                       --          --     13,488               --               13,488
Unrealized loss on available-for-sale
  securities, net of taxes                       --          --         --          (17,142)             (17,142)
                                                                                                    ------------
Comprehensive income                                                                                      (3,654)
Dividends paid                                   --          --     (5,000)              --               (5,000)
                                           ---------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                 $  2,640   $ 178,399   $ 27,449   $        9,189         $    217,677
                                           =====================================================================

                       See Notes to Financial Statements.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                          YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $   13,488    $   12,500    $   15,901
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Change in policy liabilities other than deposits                    (5,469)        3,272         4,640
  Credits to policyholder accounts, net                               24,733        30,097        34,805
  Deferral of policy acquisition costs and sales inducements,
    net of amortization                                              (11,882)       (9,832)       (5,092)
  Change in receivables and asset accruals                             2,430           265        (6,305)
  Change in payables and expense accruals                              7,415        (5,073)       12,022
  Realized investment losses                                           3,911         3,564         1,596
  Depreciation and amortization (accretion)                            2,359         1,473        (1,243)
  Amortization (accretion) of value of business acquired, net          2,262        (2,284)        1,788
  Group coinsurance assumed                                               --           910            --
                                                                  ----------    ----------    ----------
Net cash provided by operating activities                             39,247        34,892        58,112
                                                                  ----------    ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
  Sales                                                              134,734        31,932        18,246
  Maturities, calls and redemptions                                  117,009        92,976       245,831
  Purchases                                                         (204,588)     (209,339)     (310,424)
Securities held-to-maturity:
  Sales                                                                  226           298            --
  Maturities, calls and redemptions                                   22,263        10,617        13,669
  Purchases                                                              (32)           --       (28,500)
Repayments of mortgage loans                                          82,275         6,420         1,905
Mortgage loans originated                                           (114,334)      (15,700)      (14,575)
Increase in policy loans, net                                         (1,189)       (1,477)         (538)
Other investing activities, net                                           --            (1)            1
                                                                  ----------    ----------    ----------
Net cash provided by (used in) investing activities               $   36,364    $  (84,274)   $  (74,385)
                                                                  ----------    ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                       123,658       146,140       114,347
Withdrawals of policyholder contract deposits                       (196,204)      (97,603)      (84,471)
Cash dividends paid                                                   (5,000)      (15,000)       (6,000)
                                                                  ----------    ----------    ----------
Net cash provided by (used in) financing activities                  (77,546)       33,537        23,876
                                                                  ----------    ----------    ----------
Net increase (decrease) in cash and cash equivalents                  (1,935)      (15,845)        7,603
Cash and cash equivalents, beginning                                   6,683        22,528        14,925
                                                                  ----------    ----------    ----------
Cash and cash equivalents, ending                                 $    4,748    $    6,683    $   22,528
                                                                  ----------    ----------    ----------

SUPPLEMENTAL CASH FLOW INFORMATION
Federal income taxes paid                                         $    5,048    $    5,205    $    1,171
                                                                  ==========    ==========    ==========
Interest paid                                                     $       18    $        1    $        3
                                                                  ==========    ==========    ==========

                       See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                DECEMBER 31, 2005

1. NATURE OF OPERATIONS

NATURE OF OPERATIONS

Jefferson Pilot LifeAmerica Insurance Company (the "Company"), a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company, is domiciled in the State of New Jersey. Jefferson Pilot Financial Insurance Company (the "Parent") is wholly-owned by Jefferson-Pilot Corporation (the "Ultimate Parent"). The Company is principally engaged in the sale of individual life insurance products, individual annuity products, and worksite and group non-medical products (primarily term life and disability) in the states of New York and New Jersey. These products are marketed primarily through personal producing general agents and brokers throughout the United States.

On October 10, 2005, Lincoln National Corporation ("LNC") and the Ultimate Parent announced that they had entered into a definitive merger agreement. At closing, the Ultimate Parent's shareholders will receive 1.0906 shares of LNC common stock or $55.96 in cash for each share of the Ultimate Parent's stock, subject to proration. The aggregate amount of cash to be paid to the Ultimate Parent's shareholders will equal $1.8 billion. This transaction, which is subject to the approval of the shareholders of both companies, regulatory approvals and customary closing conditions, is expected to close at the beginning of the second quarter of 2006.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 6.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, adjustments are made applying professional judgment based upon specific detailed information concerning the issuer.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, a specific allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

CASH AND CASH EQUIVALENTS

The Company includes with cash and cash equivalents its holdings of highly liquid investments, which mature within three months of the date of purchase.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

Our traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads, but also incorporating mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.0% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit-related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against investment income earned. This default charge is based upon the credit quality of the assets supporting each segment and is meant to replicate the expected credit losses that will emerge over an economic cycle.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs and value of business acquired are evaluated in relation to emerging experience. When actual experience varies from assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as unlockings, are reflected in amortization expense within the Company's statements of income.

Deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2005.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2005.

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of our deferred sales inducement asset is reported in other assets within the balance sheets.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of certain policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included on other policy liabilities within the balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs and value of business acquired. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, value of business acquired, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate accounts, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written that relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net amounts deferred and amounts recognized is reflected in universal life and investment product charges in the statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the statements of income within universal life and investment product charges in the period such revisions occur.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability income and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

INCOME TAXES

The Company is included in the Ultimate Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Ultimate Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted and represent the best estimate of income taxes that will ultimately be sustained.

NEW ACCOUNTING PRONOUNCEMENTS

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

On February 16, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155, "ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140" (SFAS 155). SFAS 155 eliminates the exemption from applying SFAS 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," to interests in securitized financial assets. In cases in which a derivative would otherwise have to be bifurcated, SFAS 155 allows the election of fair value measurement on an instrument-by-instrument basis at acquisition, at issuance, or when a previously recognized financial instrument is subject to a remeasurement event. SFAS 155 also clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. This Statement is effective for all financial instruments acquired, issued, or subject to a remeasurement event after the beginning of the first fiscal year that begins after September 15, 2006. The Statement is not expected to have an immediate impact on our financial condition and results of operations.

TERMS OF LOAN PRODUCTS THAT MAY GIVE RISE TO A CONCENTRATION OF CREDIT RISK

On December 19, 2005, the FASB issued FASB Staff Position (FSP) SOP 94-6-1, "TERMS OF LOAN PRODUCTS THAT MAY GIVE RISE TO A CONCENTRATION OF CREDIT RISK" (FSP 94-6-1). FSP 94-6-1 was issued to emphasize the requirement to assess the adequacy of disclosures for all lending products and the effect of changes in market or economic conditions on the adequacy of those disclosures. It specifically addresses nontraditional loan products that give rise to a concentration of credit risk, such as interest-only loans. The FSP 94-6-1 was effective as of December 19, 2005. The Company does not invest in significant amounts of nontraditional loan products and FSP 94-6-1 will not have an immediate impact on our disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position
(SOP) 05-1, "ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. The Company is currently evaluating the impact of the adoption of this pronouncement on the Company's financial condition and results of operations.

ACCOUNTING CHANGES AND ERROR CORRECTIONS

In June 2005, the FASB issued SFAS No. 154, "ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20, Accounting Changes, AND FASB STATEMENT NO. 3, Reporting Accounting Changes in Interim Financial Statements" (SFAS 154). SFAS 154 requires retrospective application to prior periods' financial statements for all voluntary changes in accounting principle, unless impracticable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. SFAS 154 will have no immediate impact on our financial statements, though it will impact our presentation of future voluntary accounting changes, should such changes occur.

ACCRUAL FOR AN UNEARNED REVENUE LIABILITY

In June 2004, the FASB issued FSP 97-1 "SITUATIONS IN WHICH PARAGRAPHS 17(b) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL FOR AN UNEARNED REVENUE LIABILITY". FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 had no impact on the Company's financial position or results of operations.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In March 2004, the FASB's Emerging Issues Task Force (EITF) reached a final consensus on Issue 03-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" EITF 03-1. EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The application of EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. In September 2004, the FASB issued FSP EITF 03-1-1, "EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, 'THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS'", which indefinitely deferred the effective date of the other-than-temporary impairment provisions of EITF 03-1 related to interest rates and sector spreads until such time as the FASB issues further implementation guidance.

In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1), which addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. This FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 amends SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and nullifies certain requirements of EITF 03-1. FSP 115-1 is effective for reporting periods beginning after December 15, 2005. We believe our existing policies for recognizing other-than-temporary impairments are consistent with the guidance in FSP 115-1; therefore, the adoption of FSP 115-1 is not expected to have a material impact on our financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

In July 2003, the Accounting Standards Executive Committee of the AcSEC issued Statement of Position 03-1 "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" (SOP 03-1). SOP 03-1 addresses: (i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. SOP 03-1 was effective January 1, 2004 and had no cumulative effect on the Company's statement of income for the year ended December 31, 2004.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows:

                                                                               DECEMBER 31, 2005
                                                          ------------------------------------------------------
                                                            COST OR       GROSS         GROSS
                                                           AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                             COST          GAINS       (LOSSES)         VALUE
                                                          -----------   -----------   -----------    -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                                $     9,371   $       334   $       (11)   $     9,694
Federal agency issued mortgage- backed securities
  (including collateralized mortgage obligations)              56,334           738          (999)        56,073
Obligations of states and political subdivisions               11,616           505          (227)        11,894
Corporate obligations                                         939,700        26,656       (10,675)       955,681
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)              94,207           867          (301)        94,773
Redeemable preferred stocks                                     1,051            --          (126)           925
                                                          -----------   -----------   -----------    -----------
Subtotal, debt securities                                   1,112,279        29,100       (12,339)     1,129,040
Equity securities                                               1,144           426            --          1,570
                                                          -----------   -----------   -----------    -----------
Securities available-for-sale                             $ 1,113,423   $    29,526   $   (12,339)   $ 1,130,610
                                                          ===========   ===========   ===========    ===========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Corporate obligations                                     $   104,140   $     4,219   $      (840)   $   107,519
                                                          ===========   ===========   ===========    ===========

                                                                               DECEMBER 31, 2004
                                                          ------------------------------------------------------
                                                            COST OR       GROSS         GROSS
                                                           AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                             COST          GAINS       (LOSSES)         VALUE
                                                          -----------   -----------   -----------    -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                                $    45,583   $       746   $       (36)   $    46,293
Federal agency mortgage-backed securities
  (including collateralized mortgage obligations)              83,006         2,405          (432)        84,979
Obligations of states and political subdivisions               12,540           557           (93)        13,004
Corporate obligations                                         986,925        48,373        (3,144)     1,032,154
Corporate private-labeled mortgage-backed securities
  (including collateralized mortgage obligations)              35,783         1,483           (67)        37,199
Redeemable preferred stocks                                     2,092            --          (138)         1,954
                                                          -----------   -----------   -----------    -----------
Subtotal, debt securities                                   1,165,929        53,564        (3,910)     1,215,583
Equity securities                                               1,144           592            --          1,736
                                                          -----------   -----------   -----------    -----------
Securities available-for-sale                             $ 1,167,073   $    54,156   $    (3,910)   $ 1,217,319
                                                          ===========   ===========   ===========    ===========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Corporate obligations                                     $   126,524   $     7,316   $      (517)   $   133,323
                                                          ===========   ===========   ===========    ===========

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2005, according to contractual maturity date, are as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities, which are based upon estimated maturity dates. Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due the Company, with or without penalty.

                                                              AVAILABLE-FOR-SALE           HELD-TO-MATURITY
                                                          -------------------------   -------------------------
                                                           AMORTIZED        FAIR       AMORTIZED        FAIR
                                                             COST          VALUE         COST          VALUE
                                                          -----------   -----------   -----------   -----------
Due in one year or less                                   $    47,863   $    48,376   $     6,082   $     6,147
Due after one year through five years                         417,582       421,147        56,066        56,845
Due after five years through ten years                        347,055       349,754        24,963        26,825
Due after ten years through twenty years                       28,731        32,083            --            --
Due after twenty years                                         58,215        63,358            --            --
Amounts not due at a single maturity                          211,782       213,397        17,029        17,702
                                                          -----------   -----------   -----------   -----------
                                                            1,111,228     1,128,115       104,140       107,519
Redeemable preferred stocks                                     1,051           925            --            --
                                                          -----------   -----------   -----------   -----------
                                                          $ 1,112,279   $ 1,129,040   $   104,140   $   107,519
                                                          ===========   ===========   ===========   ===========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $3,346 and $3,348 at December 31, 2005, and no securities were loaned at December 31, 2004.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows:

                                                                       NET UNREALIZED GAINS (LOSSES)
                                                                  --------------------------------------
                                                                     DEBT         EQUITY
                                                                  SECURITIES    SECURITIES      TOTAL
                                                                  ----------    ----------    ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2002                                               $   27,759    $      261    $   28,020
Change during year ended December 31, 2003:
  Increase (decrease) in stated amount of securities                  (1,104)           68        (1,036)
  Increase in value of business acquired and
    deferred policy acquisition costs                                    290            --           290
  Decrease (increase) in deferred income tax liabilities                 285           (23)          262
                                                                  ----------    ----------    ----------
Increase (decrease) in net unrealized gains included in other
  comprehensive income                                                  (529)           45          (484)
                                                                  ----------    ----------    ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2003                                                   27,230           306        27,536
Change during year ended December 31, 2004:
  Increase (decrease) in stated amount of securities                 (10,242)          117       (10,125)
  Increase in value of business acquired and
    deferred policy acquisition costs                                  8,270            --         8,270
  Decrease (increase) in deferred income tax liabilities                 691           (41)          650
                                                                  ----------    ----------    ----------
Increase (decrease) in net unrealized gains included in
  other comprehensive income                                          (1,281)           76        (1,205)
                                                                  ----------    ----------    ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2004                                                   25,949           382        26,331
Change during year ended December 31, 2005:
  Decrease in stated amount of securities                            (32,893)         (165)      (33,058)
  Increase in value of business acquired and
    deferred policy acquisition costs                                  6,687            --         6,687
  Decrease in deferred income tax liabilities                          9,172            57         9,229
                                                                  ----------    ----------    ----------
Decrease in net unrealized gains included in
  other comprehensive income                                         (17,034)         (108)      (17,142)
                                                                  ----------    ----------    ----------
Net unrealized gains on securities available-for-sale as of
  December 31, 2005                                               $    8,915    $      274    $    9,189
                                                                  ==========    ==========    ==========

NET INVESTMENT INCOME

The details of investment income, net of investment expenses, follow:

                                                                          YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
Interest on debt securities                                       $   72,622    $   74,321    $   76,823
Investment income on equity securities                                   219           259           284
Interest on mortgage loans                                             4,185         3,043         2,617
Interest on policy loans                                               2,052         2,195         1,938
Other investment income                                                   19            99           179
                                                                  ----------    ----------    ----------
Gross investment income                                               79,097        79,917        81,841
Investment expenses                                                     (717)         (749)         (673)
                                                                  ----------    ----------    ----------
Net investment income                                             $   78,380    $   79,168    $   81,168
                                                                  ==========    ==========    ==========

Investment expenses include salaries and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                                           YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
Debt securities                                                   $   (4,063)   $   (3,647)   $   (2,245)
Other                                                                    (20)          (64)            4
Amortization of deferred policy acquisition costs and value of
  business acquired                                                      172           147           645
                                                                  ----------    ----------    ----------
Realized investment losses                                        $   (3,911)   $   (3,564)   $   (1,596)
                                                                  ==========    ==========    ==========

See Note 4 for a discussion of amortization of deferred policy acquisition costs, value of business acquired, and deferred sales inducements.

Information about total gross realized gains and losses on securities, including other-than-temporary impairments, follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
Gross realized:
  Gains                                                           $    1,306    $    1,080    $    1,011
  Losses                                                              (5,369)       (4,727)       (3,256)
                                                                  ----------    ----------    ----------
Realized losses on total securities                               $   (4,063)   $   (3,647)   $   (2,245)
                                                                  ==========    ==========    ==========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
Gross realized:
  Gains                                                           $    1,225    $      537    $      902
  Losses                                                              (5,317)       (4,670)       (2,920)
                                                                  ----------    ----------    ----------
Realized losses on available-for-sale securities                  $   (4,092)   $   (4,133)   $   (2,018)
                                                                  ==========    ==========    ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 327 issuers, with only one corporate issuer representing more than one percent of debt and equity securities. Debt securities considered less than investment grade approximated 3% and 2% of the total debt securities portfolio as of December 31, 2005 and 2004.

The Company's commercial mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by industrial (58%), retail (24%), office (11%), apartment (4%) and other properties (3%). Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 28% of stated mortgage loan balances as of December 31, 2005, are for properties located in East North Central states, approximately 19% are for properties located in Mountain states, approximately 18% are for properties located in South Atlantic states, approximately 11% are for properties located in East South Central states, and approximately 10% are for properties located in West South Central states. No other geographic region represents as much as 10% of December 31, 2005 mortgage loans.

At December 31, 2005 and 2004, the recorded investment in mortgage loans that are considered to be potentially impaired was $2,238 and $2,288. There were no delinquent loans outstanding as of December 31, 2005 and 2004. The related allowance for credit losses on all mortgage loans was $420, $400, and $339 at December 31, 2005, 2004 and 2003. The average recorded investment in impaired loans was $2,263 and $1,144 during the years ended December 31, 2005 and 2004, on which interest income of $191 and $194 was recognized. There were no impaired loans in the year ending December 31, 2003.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold were $226 and $298 for 2005 and 2004 which resulted in no realized gains or losses. There were no securities sold that were classified as held-to-maturity in 2003.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. At December 31, 2005, 173 of the Company's securities are in an unrealized loss position. The tables below summarize unrealized losses on all securities held by both asset class and length of time that a security has been in unrealized loss position:

                                                                            DECEMBER 31, 2005
                                             -----------------------------------------------------------------------------
                                                    LESS THAN                 12 MONTHS
                                                    12 MONTHS                 OR LONGER                     TOTAL
                                             -----------------------    -----------------------    -----------------------
                                                            GROSS                      GROSS                      GROSS
                                                FAIR      UNREALIZED      FAIR       UNREALIZED       FAIR      UNREALIZED
                                               VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                             ----------   ----------    ----------   ----------    ----------   ----------
U.S. Treasury obligations & direct
  obligations of U.S. government
  agencies                                   $      816   $      (11)   $       --   $       --    $      816   $      (11)
Federal agency mortgage-backed
  securities (including collateralized
  mortgage obligations)                          35,598         (999)           --           --        35,598         (999)
Obligations of state and
  political subdivisions                          6,388         (227)           --           --         6,388         (227)
Corporate obligations                           350,427       (7,072)      137,089       (4,443)      487,516      (11,515)
Corporate private-labeled
  mortgage-backed securities                     22,262         (301)           --           --        22,262         (301)
  (including collateralized
  mortgage obligations)
Redeemable preferred stock                          925         (126)           --           --           925         (126)
                                             ----------   ----------    ----------   ----------    ----------   ----------
Total temporarily impaired
  securities                                 $  416,416   $   (8,736)   $  137,089   $   (4,443)   $  553,505   $  (13,179)
                                             ==========   ==========    ==========   ==========    ==========   ==========

                                                                            DECEMBER 31, 2004
                                             -----------------------------------------------------------------------------
                                                    LESS THAN                   12 MONTHS
                                                    12 MONTHS                   OR LONGER                   TOTAL
                                             -----------------------    -----------------------    -----------------------
                                                            GROSS                      GROSS                      GROSS
                                                FAIR      UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                               VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                             ----------   ----------    ----------   ----------    ----------   ----------
U.S. Treasury obligations & direct
  obligations of U.S. government
  agencies                                   $   36,274   $      (36)   $       --   $       --    $   36,274   $      (36)
Federal agency mortgage-backed
  securities (including collateralized
  mortgage obligations)                          20,486         (207)        7,228         (225)       27,714         (432)
Obligations of state and
  political subdivisions                          7,038          (93)           --           --         7,038          (93)
Corporate obligations                           236,153       (2,401)       38,871       (1,260)      275,024       (3,661)
Corporate private-labeled
  mortgage-backed securities
  (including collateralized
  mortgage obligations)                           7,881          (67)           --           --         7,881          (67)
Redeemable preferred stock                           --           --         1,954         (138)        1,954         (138)
                                             ----------   ----------    ----------   ----------    ----------   ----------
Total temporarily impaired
  securities                                 $  307,832   $   (2,804)   $   48,053   $   (1,623)   $  355,885   $   (4,427)
                                             ==========   ==========    ==========   ==========    ==========   ==========

Several bonds were written down as other-than-temporarily impaired for a realized loss of $3,204 and $2,901 in 2005 and 2004 primarily due to interest related risk in 2005 and a general weakness in the airline industry during 2004.

One statistic to which we pay particular attention to with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt security portfolio as of December 31, 2005:

                                         AMORTIZED         FAIR         UNREALIZED
                                            COST           VALUE          LOSSES      PERCENTAGE
                                       -------------  --------------  -------------   ----------
90% - 99%                              $     565,633  $      552,580  $     (13,053)        99.0%
80% - 89%                                      1,051             925           (126)         1.0%
                                       -------------  --------------  -------------   ----------
                                       $     566,684  $      553,505  $     (13,179)       100.0%
                                       =============  ==============  =============   ==========

As of December 31, 2005 we held no securities that were "potentially distressed".

4. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

Information about deferred policy acquisition costs follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
Beginning balance                                                 $   36,594    $   23,087    $   17,556
Cumulative effect of change in accounting principle                       --          (919)           --
Group coinsurance assumed                                                 --            69            --
Deferral:
  Commissions                                                         14,933        12,828         6,322
  Other                                                                4,610         2,988         2,371
                                                                  ----------    ----------    ----------
                                                                      19,543        15,816         8,693
Amortization                                                          (8,318)       (6,309)       (3,601)
Adjustment related to realized losses (gains) on debt
securities                                                               102            64           230
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                   5,341         4,786           209
                                                                  ----------    ----------    ----------
Ending balance                                                    $   53,262    $   36,594    $   23,087
                                                                  ==========    ==========    ==========

See Note 9 for discussion of group coinsurance transaction.

VALUE OF BUSINESS ACQUIRED

Information about value of business acquired follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------
                                                                     2005          2004          2003
                                                                  ----------    ----------    ----------
Beginning balance                                                 $   12,033    $    6,182    $    7,474
Amortization                                                          (2,262)        2,284        (1,788)
Adjustment related to realized losses (gains) on debt
securities                                                                70            83           415
Adjustment related to unrealized losses (gains) on securities
  available-for-sale                                                   1,346         3,484            81
                                                                  ----------    ----------    ----------
Ending balance                                                    $   11,187    $   12,033    $    6,182
                                                                  ==========    ==========    ==========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

               2006                       10.1%
               2007                        9.8%
               2008                        9.0%
               2009                        8.1%
               2010                        7.2%

In 2004, the Company decreased amortization of value of business acquired $3,589 as a result of unlocking assumptions for mortality, lapsation and expenses. In 2003, the Company unlocked its deferred policy acquisition cost and value of business acquired models with respect to the default charge assumption, resulting in a favorable adjustment of $221 to realized gains and losses.

DEFERRED SALES INDUCEMENT ASSET

Information about the deferred sales inducement asset follows:

                                         YEAR ENDED DECEMBER 31,
                                      ----------------------------
                                          2005            2004
                                      ------------    ------------
Beginning balance                     $      1,246    $         --
Cumulative effect of adoption                   --             916
Additional amounts deferred                    912             469
Amortization                                  (255)           (139)
                                      ------------    ------------
Ending balance                        $      1,903    $      1,246
                                      ============    ============

The deferred sales inducement asset is included within other assets on the balance sheets.

5. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 5.5% to 7.8% and, when applicable, uniform grading over 10 years to ultimate rate of 6.5%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.7% in 2005, 2004 and 2003. The average credited interest rates for universal life-type products were 4.7% in 2005, 4.2% in 2004 and 5.4% in 2003. For annuity products, credited interest rates generally ranged from 3.0% to 6.4% in 2005 and 3.0% to 7.4% in 2004 and 2003. The average credited interest rate for annuity products was 3.9% for 2005, 4.6% for 2004, and 4.8% in 2003.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses was as follows:

                                                        2005          2004          2003
                                                     ----------    ----------    ----------
Balance as of January 1                              $   22,893    $   21,320    $   14,218
Less reinsurance recoverables                             5,330         5,105         5,019
                                                     ----------    ----------    ----------
Net balance as of January 1                              17,563        16,215         9,199
                                                     ----------    ----------    ----------
Reinsurance transaction (See Note 9)                         --           494            --
Amount incurred:
  Current year                                            4,950         4,520         9,148
  Prior year                                               (575)       (1,575)           60
                                                     ----------    ----------    ----------
                                                          4,375         2,945         9,208
                                                     ----------    ----------    ----------
Less amount paid:
  Current year                                            1,957         1,326         1,299
  Prior year                                                781           765           893
                                                     ----------    ----------    ----------
                                                          2,738         2,091         2,192
                                                     ----------    ----------    ----------
Net balance as of December 31                            19,200        17,563        16,215
Plus reinsurance recoverables                             5,082         5,330         5,105
                                                     ----------    ----------    ----------
Balance as of December 31                            $   24,282    $   22,893    $   21,320
                                                     ==========    ==========    ==========
Balance as of December 31 included with:
  Total future policy benefits                       $  130,812    $  131,575    $  133,908
  Less: Other future policy benefits                    107,165       109,277       112,887
                                                     ----------    ----------    ----------
A&H future benefits                                      23,647        22,298        21,021
                                                     ----------    ----------    ----------
  Total policy and contract claims                        2,915         7,657         4,494
  Less: Other policy and contract claims                  2,280         7,062         4,195
                                                     ----------    ----------    ----------
A&H policy and contract claims                              635           595           299
                                                     ----------    ----------    ----------
Total A&H reserves                                   $   24,282    $   22,893    $   21,320
                                                     ==========    ==========    ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Higher than anticipated claims resulted in adjustments related to a medical block of business that is in run out mode.

SOP 03-1 POLICY LIABILITIES

At December 31, 2005 and 2004 the amount of SOP 03-1 policy liabilities included within other policy liabilities on the balance sheets was $1,137 and $1,651.

6. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The principal differences between SAP and GAAP are 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
2) the value of business acquired is not capitalized under SAP, but is under GAAP, 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, 4) the classification and carrying amounts of investments in certain securities are different, 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and 7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2005 and 2004 was $100,586 and $107,795. Reported statutory net income (loss) for the years ended December 31, 2005, 2004 and 2003 was $(1,311), $(4,676) and $17,512.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. The NAIC and the Life and Health Actuarial Task Force recently approved statutory reserving practices under Actuarial Guideline 38 (referred to as "AXXX" or the "Guideline") that will require us, and other companies, to record higher AXXX reserves on new sales during a 21-month period beginning July 1, 2005, followed by a long-term change to reserving methods for these products. As of December 31, 2005, the life insurance subsidiaries' adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $6,859 on deposit with various states in 2005 and $7,374 in 2004.

The New Jersey statutes require the Company to maintain minimum capital of $1,530 and minimum unassigned surplus of $6,120. Additionally, the New Jersey statutes limit the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. Depending on the timing of payments, approximately $10,059 in dividends can be paid in 2006 without prior approval of the New Jersey Commissioner of Banking and Insurance.

7. FEDERAL INCOME TAXES

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------
                                                                     2005           2004           2003
                                                                  ----------     ----------     ----------
Federal income tax rate                                                 35.0%          35.0%          35.0%
Reconciling items:
  Tax exempt interest and dividends received deduction                  (0.2)          (0.9)          (1.6)
  Other, net                                                             1.2            0.6            1.9
                                                                  ----------     ----------     ----------
Effective income tax rate                                               36.0%          34.7%          35.3%
                                                                  ==========     ==========     ==========

The tax effects of temporary differences that resulted in significant deferred income tax assets and liabilities were as follows:

                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                             2005           2004
                                                                         ------------   ------------
Deferred income tax assets:
  Differences in policy liabilities                                      $      6,248   $      4,572
  Depreciation differences                                                        526            575
  Other deferred tax assets                                                     1,256          2,694
                                                                         ------------   ------------
Gross deferred tax assets                                                       8,030          7,841
Deferred income tax liabilities:
  Deferral of policy acquisition costs and value of business acquired         (16,568)        (6,154)
  Net unrealized gains on securities                                           (4,948)       (14,177)
  Differences in investment basis                                                 (76)        (3,217)
  Other deferred tax liabilities                                                  (18)        (4,213)
                                                                         ------------   ------------
Gross deferred tax liabilities                                                (21,610)       (27,761)
                                                                         ------------   ------------
Net deferred income tax liability                                        $    (13,580)  $    (19,920)
                                                                         ============   ============

Federal income tax returns for 2000 through 2003 are currently under examination. In the opinion of management, recorded income tax liabilities adequately provide for our expected liability on all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company set aside approximately $4,664 of untaxed "Policyholders' Surplus." The prior federal income tax law states that no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would have approximated $1,632. The American Jobs Creation Act of 2004 allows for the Policyholders' Surplus to be distributed during a specific time period without being subjected to tax. The distributions must be made no later than December 31, 2006. The Company distributed the entire balance in the Policyholder Surplus account during 2005. No potential liability exists at December 31, 2005.

8. RETIREMENT BENEFIT PLANS

PENSION PLANS

The Company's employees participate in the Ultimate Parent's tax-qualified and non-qualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The plans are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plans are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Company sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. The Ultimate Parent evaluated the provisions of the Act and believes that the benefits provided by our plan are actuarially equivalent thereto.

In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of the Ultimate Parent's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

9. REINSURANCE

The Company attempts to reduce exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk in excess of its retention limits, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the three years ended December 31, 2005.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, the Parent (including the Company) acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of the Canada Life Assurance Company (Canada Life), an indirect subsidiary of the Great-West Lifeco Inc. Upon closing, Canada Life ceded, and the Company assumed, approximately $1,127 of policy liabilities. The Company also assumed assets to back these liabilities in the amount of $206, including $69 of deferred policy acquisition costs. These deferred policy acquisition costs represent the premium-paying period of the blocks of policies acquired and are amortized over 15 years. The revenues and benefits and expenses associated with these blocks are presented in the Company's statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to our own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges, and total benefits were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                                       -------------------------------------
                                                                          2005          2004         2003
                                                                       ----------    ----------   ----------
Premiums and other considerations direct                               $   11,488    $    6,645   $    8,206
Premiums and other considerations assumed                                      18           180            9
Less premiums and other considerations ceded                                1,418           822          854
                                                                       ----------    ----------   ----------
Net premiums and other considerations                                  $   10,088    $    6,003   $    7,361
                                                                       ==========    ==========   ==========
Universal life and investment product charges direct and
  assumed                                                              $   24,796    $   18,261   $   14,740
Less universal life and investment product charges ceded                    2,557         1,541        1,266
                                                                       ----------    ----------   ----------
Net universal life and investment product charges                      $   22,239    $   16,720   $   13,474
                                                                       ==========    ==========   ==========
Benefits direct                                                        $   63,138    $   65,761   $   66,056
Benefits assumed                                                             (147)          519          509
Less reinsurance recoveries                                                  (780)        1,020        4,201
                                                                       ----------    ----------   ----------
Net benefits                                                           $   63,771    $   65,260   $   62,364
                                                                       ==========    ==========   ==========

The negative benefits assumed amount in 2005 was a result of lapsation within the Canada Life block.

10. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income, along with related tax effects were as follows:

                                                                                UNREALIZED
                                                                             GAINS/(LOSSES) ON
                                                                            AVAILABLE-FOR-SALE
                                                                                SECURITIES
                                                                            ------------------
BALANCE AT DECEMBER 31, 2002                                                     $ 28,020
Unrealized holding loss arising during period, net of $968 tax benefit             (1,796)
Less: reclassification adjustment
  Loss realized in net income, net of $706 tax benefit                             (1,312)
                                                                                 --------
BALANCE AT DECEMBER 31, 2003                                                       27,536
Unrealized holding loss arising during period, net of $2,095 tax benefit           (3,891)
Less: reclassification adjustment
  Loss realized in net income, net of $1,447 tax benefit                           (2,686)
                                                                                 --------
BALANCE AT DECEMBER 31, 2004                                                       26,331
Unrealized holding loss arising during period, net of $10,661 tax benefit         (19,802)
Less: reclassification adjustment
  Loss realized in net income, net of $1,432 tax benefit                           (2,660)
                                                                                 --------
BALANCE AT DECEMBER 31, 2005                                                     $  9,189
                                                                                 ========

11. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Ultimate Parent and certain of its subsidiaries for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $12,870, $8,937, and $7,726 in 2005, 2004, and 2003, for
general management and investment services provided by Jefferson-Pilot Life Insurance Company. At December 31, 2005, the Company had $1,760 payable to Jefferson-Pilot Life Insurance Company related to these service contracts. This balance is included in other assets on the balance sheets. The Company also had $194 receivable from Jefferson Pilot Life Insurance Company at December 31, 2004 included in other assets on the balance sheets.

12. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value and fair value of financial instruments, as of December 31 were as follows:

                                                                       2005                        2004
                                                          ---------------------------   ---------------------------
                                                            CARRYING         FAIR         CARRYING         FAIR
                                                              VALUE          VALUE          VALUE          VALUE
                                                          ------------   ------------   ------------   ------------
FINANCIAL ASSETS
Debt securities available-for-sale                        $  1,129,040   $  1,129,040   $  1,215,583   $  1,215,583
Debt securities held-to-maturity                               104,140        107,519        126,524        133,323
Equity securities available-for-sale                             1,570          1,570          1,736          1,736
Mortgage loans on real estate                                   84,644         85,530         52,605         50,273
Policy loans                                                    30,219         34,530         29,030         33,440

FINANCIAL LIABILITIES
Annuity contract liabilities in
  accumulation phase                                           780,697        756,508        858,963        830,207

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the balance sheet due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the balance sheet.

The fair values of debt, equity securities, and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities; therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the balance sheet, are estimated to equal the cash surrender values of the contracts.

13. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt instruments for its investment portfolio in private placement transactions. At December 31, 2005, there were no outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions.

In the normal course of business, the Company is party to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation; however, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractholders of JPLA Separate Account B and
Board of Directors of Jefferson Pilot LifeAmerica Insurance Company.

We have audited the accompanying statements of assets and liabilities of JPLA Separate Account B (the Company) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPLA Separate Account B as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
March 20, 2006

                      STATEMENTS OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 2005

                                    JPVF                    JPVF        JPVF                     JPVF        JPVF        JPVF
                                  CAPITAL       JPVF     STRATEGIC     S&P 500       JPVF       MID-CAP     MID-CAP      SMALL
                                   GROWTH      GROWTH      GROWTH       INDEX       VALUE       GROWTH       VALUE      COMPANY
                                  DIVISION    DIVISION    DIVISION    DIVISION     DIVISION    DIVISION    DIVISION    DIVISION
                                 ----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
ASSETS
Investments at cost              $  729,261  $  596,648  $  605,249  $ 2,425,213  $  787,968  $  206,363  $  352,349  $  608,507
                                 ==========  ==========  ==========  ===========  ==========  ==========  ==========  ==========
Investments at market value      $  734,571  $  736,944  $  597,096  $ 2,647,716  $  991,269  $  293,206  $  451,371  $  776,053
Premiums receivable                     107           8          12           48          --          --          12          35
                                 ----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
     TOTAL ASSETS                   734,678     736,952     597,108    2,647,764     991,269     293,206     451,383     776,088

LIABILITIES
Payable to Jefferson Pilot
  LifeAmerica Insurance Company          --          --          --           --          --       1,027          --          --
                                 ----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
     TOTAL NET ASSETS            $  734,678  $  736,952  $  597,108  $ 2,647,764  $  991,269  $  292,179  $  451,383  $  776,088
                                 ==========  ==========  ==========  ===========  ==========  ==========  ==========  ==========

UNITS OUTSTANDING                    72,738      45,688      58,141      217,106      65,106      21,037      29,367      71,176

NET ASSET VALUE PER UNIT         $    10.10  $    16.13  $    10.27  $     12.20  $    15.23  $    13.89  $    15.37  $    10.90

See notes to financial statements.

                               JPVF         JPVF           JPVF         JPVF                   JPVF        AMERICAN      AMERICAN
                             SMALL-CAP  INTERNATIONAL  WORLD GROWTH  HIGH YIELD    JPVF        MONEY      CENTURY VP    CENTURY VP
                               VALUE        EQUITY        STOCK         BOND     BALANCED     MARKET     INTERNATIONAL    VALUE
                             DIVISION      DIVISION      DIVISION     DIVISION   DIVISION    DIVISION      DIVISION      DIVISION
                             ---------  -------------  ------------  ----------  ---------  -----------  -------------  ----------
ASSETS
Investments at cost          $ 243,232  $     454,360  $    399,622  $  703,132  $ 846,079  $ 1,691,649  $     177,549  $   43,370
                             =========  =============  ============  ==========  =========  ===========  =============  ==========
Investments at market value  $ 301,177  $     623,503  $    493,049  $  712,962  $ 952,708  $ 1,721,944  $     238,591  $   46,854
Premiums receivable                 --             68            19          --         --           83             24          12
                             ---------  -------------  ------------  ----------  ---------  -----------  -------------  ----------
     TOTAL ASSETS              301,177        623,571       493,068     712,962    952,708    1,722,027        238,615      46,866

LIABILITIES
Payable to Jefferson Pilot
  LifeAmerica Insurance
  Company                           --             --            --         890        592           --             --          --
                             ---------  -------------  ------------  ----------  ---------  -----------  -------------  ----------
     TOTAL NET ASSETS        $ 301,177  $     623,571  $    493,068  $  712,072  $ 952,116  $ 1,722,027  $     238,615  $   46,866
                             =========  =============  ============  ==========  =========  ===========  =============  ==========

UNITS OUTSTANDING               20,591         52,571        28,413      53,123     61,163      153,727         18,991       2,992

NET ASSET VALUE PER UNIT     $   14.63  $       11.86  $      17.35  $    13.40  $   15.57  $     11.20  $       12.56  $    15.66

See notes to financial statements.

                          AMERICAN     AMERICAN      FIDELITY(R)    FIDELITY(R)   FIDELITY(R)
                            FUNDS        FUNDS           VIP            VIP           VIP
                           GROWTH    GROWTH-INCOME  CONTRAFUND(R)  EQUITY-INCOME    GROWTH
                          DIVISION      DIVISION      DIVISION       DIVISION      DIVISION
                          ---------  -------------  -------------  -------------  -----------
ASSETS
Investments at cost       $  59,203  $      92,873  $   1,020,201  $     944,424  $ 1,299,055
                          =========  =============  =============  =============  ===========
Investments at market
  value                   $  68,423  $     101,350  $   1,429,413  $   1,106,943  $ 1,375,416
Premiums receivable              --             --             --             29           --
                          ---------  -------------  -------------  -------------  -----------
     TOTAL ASSETS            68,423        101,350      1,429,413      1,106,972    1,375,416

LIABILITIES
Payable to Jefferson
  Pilot LifeAmerica
  Insurance Company             881          1,863            417             --        2,608
                          ---------  -------------  -------------  -------------  -----------
     TOTAL NET ASSETS     $  67,542  $      99,487  $   1,428,996  $   1,106,972  $ 1,372,808
                          =========  =============  =============  =============  ===========

UNITS OUTSTANDING             4,966          8,026         78,980         72,271      123,266

NET ASSET VALUE PER UNIT  $   13.60  $       12.40  $       18.09  $       15.32  $     11.14

                          FIDELITY(R) VIP  FIDELITY(R)      FRANKLIN      GOLDMAN SACHS
                            INVESTMENT         VIP         SMALL CAP           VIT
                            GRADE BOND       MID CAP    VALUE SECURITIES  CAPITAL GROWTH
                             DIVISION       DIVISION        DIVISION         DIVISION
                          ---------------  -----------  ----------------  --------------
ASSETS
Investments at cost       $        69,137  $    96,799  $         31,884  $      486,835
                          ===============  ===========  ================  ==============
Investments at market
  value                   $        68,647  $   114,430  $         35,274  $      545,213
Premiums receivable                    --           --                --              12
                          ---------------  -----------  ----------------  --------------
     TOTAL ASSETS                  68,647      114,430            35,274         545,225

LIABILITIES
Payable to Jefferson
  Pilot LifeAmerica
  Insurance Company                    --        1,483                --              --
                          ---------------  -----------  ----------------  --------------
     TOTAL NET ASSETS     $        68,647  $   112,947  $         35,274  $      545,225
                          ===============  ===========  ================  ==============

UNITS OUTSTANDING                   6,426        6,953             2,292          59,903

NET ASSET VALUE PER UNIT  $         10.68  $     16.24  $          15.39  $         9.10

See notes to financial statements.


                               MFS(R)            MFS(R)          PIMCO     PROFUND VP  PROFUND VP
                          RESEARCH SERIES  UTILITIES SERIES  TOTAL RETURN  EUROPE 30   FINANCIALS
                             DIVISION          DIVISION        DIVISION     DIVISION    DIVISION
                          ---------------  ----------------  ------------  ----------  ----------
ASSETS
Investments at cost       $       340,524  $        311,556  $  1,335,212  $      312  $   18,670
                          ===============  ================  ============  ==========  ==========
Investments at market
  value                   $       375,669  $        438,704  $  1,329,858  $      306  $   20,345
Accrued investment
  income                               --                --         5,081          --          --
Premiums receivable                    56                --           486          --          --
                          ---------------  ----------------  ------------  ----------  ----------
     TOTAL ASSETS                 375,725           438,704     1,335,425         306      20,345

LIABILITIES
Payable to Jefferson
  Pilot LifeAmerica
  Insurance Company                    --             1,358            --          --          --
                          ---------------  ----------------  ------------  ----------  ----------
     TOTAL NET ASSETS     $       375,725  $        437,346  $  1,335,425  $      306  $   20,345
                          ===============  ================  ============  ==========  ==========

UNITS OUTSTANDING                  32,256            26,662       110,763          28       1,405

NET ASSET VALUE PER UNIT  $         11.65  $          16.40  $      12.06  $    10.93  $    14.48

                                       PROFUND VP   PROFUND VP   PROFUND VP
                          PROFUND VP   LARGE-CAP   RISING RATES  SMALL-CAP
                          HEALTH CARE    VALUE     OPPORTUNITY     GROWTH
                           DIVISION     DIVISION     DIVISION     DIVISION
                          -----------  ----------  ------------  ----------
ASSETS
Investments at cost       $    32,112  $      204  $     34,732  $    3,433
                          ===========  ==========  ============  ==========
Investments at market
  value                   $    34,925  $      205  $     34,600  $    3,612
Accrued investment
  income                           --          --            --          --
Premiums receivable                12          --            --          --
                          -----------  ----------  ------------  ----------
     TOTAL ASSETS              34,937         205        34,600       3,612

LIABILITIES
Payable to Jefferson
  Pilot LifeAmerica
  Insurance Company                --          --            --          --
                          -----------  ----------  ------------  ----------
     TOTAL NET ASSETS     $    34,937  $      205  $     34,600  $    3,612
                          ===========  ==========  ============  ==========

UNITS OUTSTANDING               2,882          20         4,352         288

NET ASSET VALUE PER UNIT  $     12.12  $    10.25  $       7.95  $    12.54

See notes to financial statements.

                          PROFUND VP                  PROFUND VP     SCUDDER VIT  T. ROWE PRICE
                           SMALL-CAP    PROFUND VP  U.S. GOVERNMENT   SMALL CAP      MID-CAP
                            VALUE       TECHNOLOGY        PLUS          INDEX        GROWTH
                           DIVISION      DIVISION       DIVISION      DIVISION      DIVISION
                          ----------    ----------  ---------------  -----------  -------------
ASSETS
Investments at cost       $       --    $   19,872  $         3,657  $    78,228  $      80,593
                          ==========    ==========  ===============  ===========  =============
Investments at market
  value                   $       --    $   20,694  $         3,558  $    94,951  $     101,189
Accrued investment
  income                          --            --                9           --             --
Premiums receivable               --            12               --           12             24
                          ----------    ----------  ---------------  -----------  -------------
     TOTAL ASSETS                 --        20,706            3,567       94,963        101,213

LIABILITIES
Payable to Jefferson
  Pilot LifeAmerica
  Insurance Company               --            --               --           --             --
                          ----------    ----------  ---------------  -----------  -------------
     TOTAL NET ASSETS     $       --    $   20,706  $         3,567  $    94,963  $     101,213
                          ==========    ==========  ===============  ===========  =============

UNITS OUTSTANDING                 --         1,487              368        5,232          5,444

NET ASSET VALUE PER UNIT  $    11.16(a) $    13.92  $          9.69  $     18.15  $       18.59

                                                                VANGUARD(R)
                          TEMPLETON   VANGUARD(R)  VANGUARD(R)   VIF SMALL
                           FOREIGN    VIF MID-CAP   VIF REIT      COMPANY
                          SECURITIES     INDEX        INDEX       GROWTH
                           DIVISION    DIVISION     DIVISION     DIVISION
                          ----------  -----------  -----------  -----------
ASSETS
Investments at cost       $  462,494  $    86,007  $    75,458  $    82,664
                          ==========  ===========  ===========  ===========
Investments at market
  value                   $  570,595  $   112,269  $    91,269  $    95,598
Accrued investment
  income                          --           --           --           --
Premiums receivable               --          250          476           --
                          ----------  -----------  -----------  -----------
     TOTAL ASSETS            570,595      112,519       91,745       95,598

LIABILITIES
Payable to Jefferson
  Pilot LifeAmerica
  Insurance Company              639           --           --          547
                          ----------  -----------  -----------  -----------
     TOTAL NET ASSETS     $  569,956  $   112,519  $    91,745  $    95,051
                          ==========  ===========  ===========  ===========

UNITS OUTSTANDING             37,416        6,066        4,917        5,478

NET ASSET VALUE PER UNIT  $    15.23  $     18.55  $     18.66  $     17.35

(a) Currently no assets invested

See notes to financial statements.

                           STATEMENTS OF OPERATIONS
                            JPF SEPARATE ACCOUNT B
                     FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                      JPVF                           JPVF           JPVF
                                                                     CAPITAL        JPVF          STRATEGIC        S&P 500
                                                                     GROWTH        GROWTH           GROWTH          INDEX
                                                                    DIVISION      DIVISION         DIVISION       DIVISION
                                                                   ----------   -------------    ------------    ----------
Investment Income:
  Dividend income                                                  $      915   $          --    $      2,494    $   41,581
Expenses:
  Expenses paid to affiliated company (See Note D)                      6,355           6,391           4,798        22,695
                                                                   ----------   -------------    ------------    ----------
   Net investment income (loss)                                        (5,440)         (6,391)         (2,304)       18,886
                                                                   ----------   -------------    ------------    ----------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                      (9,049)         21,267          (6,934)       11,871
  Realized gain distributions                                              --              --              --            --
                                                                   ----------   -------------    ------------    ----------
  Realized gain (loss)                                                 (9,049)         21,267          (6,934)       11,871
                                                                   ----------   -------------    ------------    ----------
Change in unrealized appreciation (depreciation) during the year       40,649          76,358          38,228        65,646
                                                                   ----------   -------------    ------------    ----------
Increase in net assets from operations                             $   26,160   $      91,234    $     28,990    $   96,403
                                                                   ==========   =============    ============    ==========

                                                                                    JPVF             JPVF            JPVF
                                                                      JPVF         MID-CAP          MID-CAP         SMALL
                                                                     VALUE          GROWTH           VALUE         COMPANY
                                                                    DIVISION       DIVISION        DIVISION       DIVISION
                                                                   ----------   -------------    ------------    ----------
Investment Income:
  Dividend income                                                  $   11,939   $          --    $         --    $       --
Expenses:
  Expenses paid to affiliated company (See Note D)                      8,841           2,649           4,012         6,278
                                                                   ----------   -------------    ------------    ----------
   Net investment income (loss)                                         3,098          (2,649)         (4,012)       (6,278)
                                                                   ----------   -------------    ------------    ----------

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                      30,227          24,029          20,488        14,925
  Realized gain distributions                                              --              --          48,173            --
                                                                   ----------   -------------    ------------    ----------
  Realized gain (loss)                                                 30,227          24,029          68,661        14,925
                                                                   ----------   -------------    ------------    ----------
Change in unrealized appreciation (depreciation) during the year       34,611          11,533         (24,880)       68,932
                                                                   ----------   -------------    ------------    ----------
Increase in net assets from operations                             $   67,936   $      32,913    $     39,769    $   77,579
                                                                   ==========   =============    ============    ==========

See notes to financial statements.

                                                                      JPVF          JPVF             JPVF           JPVF
                                                                   SMALL-CAP    INTERNATIONAL    WORLD GROWTH    HIGH YIELD
                                                                     VALUE         EQUITY           STOCK           BOND
                                                                    DIVISION      DIVISION         DIVISION       DIVISION
                                                                   ----------   -------------    ------------    ----------
Investment Income:
  Dividend income                                                  $       --   $       2,647    $      6,463    $   48,989
Expenses:
  Expenses paid to affiliated company
   (See Note D)                                                         2,916           4,562           4,199         6,455
                                                                   ----------   -------------    ------------    ----------
   Net investment income (loss)                                        (2,916)         (1,915)          2,264        42,534
                                                                   ----------   -------------    ------------    ----------

Realized gain on investments:
  Net realized gain on sale of
   fund shares                                                         20,490          14,023          14,496           516
  Realized gain distributions                                          30,186              --          10,232            --
                                                                   ----------   -------------    ------------    ----------
  Realized gain                                                        50,676          14,023          24,728           516
                                                                   ----------   -------------    ------------    ----------
Change in unrealized appreciation
  (depreciation) during the year                                      (34,260)         83,692           9,879       (38,158)
                                                                   ----------   -------------    ------------    ----------
Increase in net assets from operations                             $   13,500   $      95,800    $     36,871    $    4,892
                                                                   ==========   =============    ============    ==========

                                                                                                   AMERICAN       AMERICAN
                                                                      JPVF           JPVF         CENTURY VP     CENTURY VP
                                                                    BALANCED    MONEY MARKET     INTERNATIONAL      VALUE
                                                                    DIVISION       DIVISION         DIVISION      DIVISION
                                                                   ----------   -------------    -------------   ----------
Investment Income:
  Dividend income                                                  $   18,685   $      12,719    $       2,962   $      291
Expenses:
  Expenses paid to affiliated company
   (See Note D)                                                         7,914          14,857            2,295          377
                                                                   ----------   -------------    -------------   ----------
   Net investment income (loss)                                        10,771          (2,138)             667          (86)
                                                                   ----------   -------------    ------------    ----------

Realized gain on investments:
  Net realized gain on sale of
   fund shares                                                          8,430           2,745           19,107          369
  Realized gain distributions                                              --              --               --        4,076
                                                                   ----------   -------------    -------------   ----------
  Realized gain                                                         8,430           2,745           19,107        4,445
                                                                   ----------   -------------    -------------   ----------
Change in unrealized appreciation
  (depreciation) during the year                                       21,403          29,704            9,320       (2,645)
                                                                   ----------   -------------    -------------   ----------
Increase in net assets from operations                             $   40,604   $      30,311    $      29,094   $    1,714
                                                                   ==========   =============    =============   ==========

See notes to financial statements.

                                                       AMERICAN         AMERICAN        FIDELITY(R)       FIDELITY(R)
                                                         FUNDS            FUNDS             VIP               VIP
                                                        GROWTH        GROWTH-INCOME    CONTRAFUND(R)     EQUITY-INCOME
                                                       DIVISION         DIVISION         DIVISION          DIVISION
                                                    ---------------  ---------------  ---------------   ---------------
Investment Income:
   Dividend income                                  $           421  $         1,263  $         3,591   $        18,696
Expenses:
   Expenses paid to affiliated company
      (See Note D)                                              259              771           11,446            10,115
                                                    ---------------  ---------------  ---------------   ---------------
      Net investment income (loss)                              162              492           (7,855)            8,581
                                                    ---------------  ---------------  ---------------   ---------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
      fund shares                                             2,019              594           31,247            27,323
   Realized gain distributions                                   --              352              224            41,085
                                                    ---------------  ---------------  ---------------   ---------------
   Realized gain (loss)                                       2,019              946           31,471            68,408
                                                    ---------------  ---------------  ---------------   ---------------
Change in unrealized appreciation
   (depreciation) during the year                             6,478            3,345          172,474           (22,691)
                                                    ---------------  ---------------  ---------------   ---------------
Increase in net assets from operations              $         8,659  $         4,783  $       196,090   $        54,298
                                                    ===============  ===============  ===============   ===============

                                                      FIDELITY(R)    FIDELITY(R) VIP     FIDELITY(R)       FRANKLIN
                                                          VIP          INVESTMENT           VIP           SMALL CAP
                                                        GROWTH         GRADE BOND         MID CAP      VALUE SECURITIES
                                                       DIVISION        DIVISION          DIVISION           DIVISION
                                                    ---------------  ---------------  ---------------   ---------------
Investment Income:
   Dividend income                                  $         6,305  $         1,819  $            --   $           169
Expenses:
   Expenses paid to affiliated company
      (See Note D)                                           11,633              535              487                --(a)
                                                    ---------------  ---------------  ---------------   ---------------
   Net investment income (loss)                              (5,328)           1,284             (487)              169
                                                    ---------------  ---------------  ---------------   ---------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
      fund shares                                              (940)            (140)           4,374             1,322
   Realized gain distributions                                   --            1,147              741               137
                                                    ---------------  ---------------  ---------------   ---------------
   Realized gain (loss)                                        (940)           1,007            5,115             1,459
                                                    ---------------  ---------------  ---------------   ---------------
Change in unrealized appreciation
   (depreciation) during the year                            69,598           (1,694)          10,220               538
                                                    ---------------  ---------------  ---------------   ---------------
Increase in net assets from operations              $        63,330  $           597  $        14,848   $         2,166
                                                    ===============  ===============  ===============   ===============

(a) Mortality and expense charge calculated at less than $1.00.

See notes to financial statements.

                                                     GOLDMAN SACHS
                                                          VIT            MFS(R)           MFS(R)             PIMCO
                                                    CAPITAL GROWTH   RESEARCH SERIES  UTILITIES SERIES   TOTAL RETURN
                                                       DIVISION         DIVISION         DIVISION          DIVISION
                                                    ---------------  ---------------  ----------------  ---------------
Investment Income:
   Dividend income                                  $           806  $         1,578  $          2,339  $        48,060
Expenses:
   Expenses paid to affiliated company
      (See Note D)                                            5,202            3,048             3,554           12,543
                                                    ---------------  ---------------  ----------------  ---------------
      Net investment income (loss)                           (4,396)          (1,470)           (1,215)          35,517
                                                    ---------------  ---------------  ----------------  ---------------

Realized gain on investments:
   Net realized gain (loss) on sale of
      fund shares                                            11,038            1,046            15,202            4,634
   Realized gain distributions                                   --               --                --           21,029
                                                    ---------------  ---------------  ----------------  ---------------
   Realized gain                                             11,038            1,046            15,202           25,663
                                                    ---------------  ---------------  ----------------  ---------------
Change in unrealized appreciation
   (depreciation) during the year                             6,711           24,115            45,777          (40,744)
                                                    ---------------  ---------------  ----------------  ---------------
Increase in net assets from operations              $        13,353  $        23,691  $         59,764  $        20,436
                                                    ===============  ===============  ================  ===============

                                                                                                          PROFUND VP
                                                      PROFUND VP         PROFUND VP     PROFUND VP        LARGE-CAP
                                                       EUROPE 30         FINANCIALS     HEALTH CARE          VALUE
                                                      DIVISION(a)         DIVISION       DIVISION         DIVISION(b)
                                                    ---------------     ------------  ---------------   ---------------
Investment Income:
   Dividend income                                  $            --     $        117  $            --   $            --
Expenses:
   Expenses paid to affiliated company
      (See Note D)                                               --(c)           123              266                --(c)
                                                    ---------------     ------------  ---------------   ---------------
      Net investment income (loss)                               --               (6)            (266)               --
                                                    ---------------     ------------  ---------------   ---------------

Realized gain on investments:
   Net realized gain (loss) on sale of
      fund shares                                                (1)             364              650                --
   Realized gain distributions                                   27               --               --                --
                                                    ---------------     ------------  ---------------   ---------------
   Realized gain                                                 26              364              650                --
                                                    ---------------     ------------  ---------------   ---------------
Change in unrealized appreciation
   (depreciation) during the year                                (6)             352            1,140                 1
                                                    ---------------     ------------  ---------------   ---------------
Increase in net assets from operations              $            20     $        710  $         1,524   $             1
                                                    ===============     ============  ===============   ===============

(a) For the period February 14, 2005 (inception) through December 31, 2005.
(b) For the period November 18, 2005 (inception) through December 31, 2005.
(c) Mortality and expense charge calculated at less than $1.00.

See notes to financial statements.

                                         PROFUND VP       PROFUND VP      PROFUND VP
                                        RISING RATES       SMALL-CAP       SMALL-CAP       PROFUND VP
                                         OPPORTUNITY        GROWTH          VALUE          TECHNOLOGY
                                          DIVISION         DIVISION       DIVISION(a)       DIVISION
                                        -------------    -------------   -------------    -------------
Investment Income:
   Dividend income                      $          --    $          --   $          --    $          71
Expenses:
   Expenses paid to affiliated company
      (See Note D)                                 --(c)            --(c)           --(c)           178
                                        -------------    -------------   -------------    -------------
      Net investment income (loss)                 --               --              --             (107)
                                        -------------    -------------   -------------    -------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
      fund shares                              (8,686)               7             401              484
   Realized gain distributions                     --               --              61              705
                                        -------------    -------------   -------------    -------------
   Realized gain (loss)                        (8,686)               7             462            1,189
                                        -------------    -------------   -------------    -------------
Change in unrealized appreciation
   (depreciation) during the year                 (18)             147              --           (1,225)
                                        -------------    -------------   -------------    -------------
Increase (decrease) in net assets
   from operations                      $      (8,704)   $         154   $         462    $        (143)
                                        =============    =============   =============    =============

                                           PROFUND VP           SCUDDER VIT     T. ROWE PRICE     TEMPLETON
                                        U.S. GOVERNMENT          SMALL CAP         MID-CAP         FOREIGN
                                              PLUS                 INDEX           GROWTH         SECURITIES
                                          DIVISION(b)            DIVISION         DIVISION         DIVISION
                                        ----------------       -------------    -------------    -------------
Investment Income:
   Dividend income                      $             90       $         354    $          --    $       7,052
Expenses:
   Expenses paid to affiliated company
      (See Note D)                                    --(c)              783              759            4,794
                                        ----------------       -------------    -------------    -------------
      Net investment income (loss)                    90                (429)            (759)           2,258
                                        ----------------       -------------    -------------    -------------

Realized gain (loss) on investments:
   Net realized gain (loss) on sale of
      fund shares                                   (468)              4,814            1,908           15,764
   Realized gain distributions                        --               2,355            5,569               --
                                        ----------------       -------------    -------------    -------------
   Realized gain (loss)                             (468)              7,169            7,477           15,764
                                        ----------------       -------------    -------------    -------------
Change in unrealized appreciation
   (depreciation) during the year                    (99)             (3,230)           5,247           32,998
                                        ----------------       -------------    -------------    -------------
Increase (decrease) in net assets
   from operations                      $           (477)      $       3,510    $      11,965    $      51,020
                                        ================       =============    =============    =============

(a) For the period April 22, 2005 (inception) through December 31, 2005.
(b) For the period June 3, 2005 (inception) through December 31, 2005.
(c) Mortality and expense charge calculated at less than $1.00.


See notes to financial statements.

                                                                                                VANGUARD(R)
                                                                   VANGUARD(R)   VANGUARD(R)     VIF SMALL
                                                                   VIF MID-CAP    VIF REIT        COMPANY
                                                                     INDEX         INDEX          GROWTH
                                                                    DIVISION      DIVISION       DIVISION
                                                                   -----------   -----------    -----------
Investment Income:
  Dividend income                                                  $       855   $     2,221    $        --
Expenses:
  Expenses paid to affiliated company (See Note D)                         792           720            708
                                                                   -----------   -----------    -----------
  Net investment income (loss)                                              63         1,501           (708)
                                                                   -----------   -----------    -----------
Realized gain on investments:
  Net realized gain on sale of fund shares                               3,993         2,188            344
  Realized gain distributions                                               --         4,902          3,740
                                                                   -----------   -----------    -----------
  Realized gain                                                          3,993         7,090          4,084
                                                                   -----------   -----------    -----------
Change in unrealized appreciation (depreciation) during the year         7,698          (211)         1,889
                                                                   -----------   -----------    -----------
Increase in net assets from operations                             $    11,754   $     8,380    $     5,265
                                                                   ===========   ===========    ===========

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT B
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                        JPVF                          JPVF
                                                                   CAPITAL GROWTH                    GROWTH
                                                                      DIVISION                      DIVISION
                                                             --------------------------    --------------------------
                                                                2005           2004           2005           2004
                                                             -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                               $    (5,440)   $    (5,730)   $    (6,391)   $    (5,242)
  Realized gain (loss)                                            (9,049)        (8,561)        21,267            279
  Unrealized appreciation during the year                         40,649         71,884         76,358         70,687
                                                             -----------    -----------    -----------    -----------
Net increase in net assets from operations                        26,160         57,593         91,234         65,724
Contractholder transactions--Note G:
  Net payments received from contract owners                     189,598        222,991        164,407        190,486
  Transfers between divisions (including fixed account), net    (124,432)        11,047       (113,243)        (2,813)
  Transfers of cost of insurance                                 (92,021)       (99,633)       (78,425)       (84,993)
  Transfers for contract benefits and terminations                (5,803)       (25,188)       (11,776)        (1,441)
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets derived
  from contractholder transactions                               (32,658)       109,217        (39,037)       101,239
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets                             (6,498)       166,810         52,197        166,963
Balance at beginning of period                                   741,176        574,366        684,755        517,792
                                                             -----------    -----------    -----------    -----------
Balance at end of period                                     $   734,678    $   741,176    $   736,952    $   684,755
                                                             ===========    ===========    ===========    ===========

                                                                        JPVF                          JPVF
                                                                  STRATEGIC GROWTH               S&P 500 INDEX
                                                                      DIVISION                      DIVISION
                                                             --------------------------    --------------------------
                                                                2005           2004           2005           2004
                                                             -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                               $    (2,304)   $    (4,134)   $    18,886    $     6,294
  Realized gain (loss)                                            (6,934)        (4,245)        11,871         (1,619)
  Unrealized appreciation during the year                         38,228         50,447         65,646        211,357
                                                             -----------    -----------    -----------    -----------
Net increase in net assets from operations                        28,990         42,068         96,403        216,032
Contractholder transactions--Note G:
  Net payments received from contract owners                     153,000        174,606        509,196        570,013
  Transfers between divisions (including fixed account), net     (58,633)        (7,158)      (171,227)        23,970
  Transfers of cost of insurance                                 (65,981)       (68,114)      (307,668)      (310,181)
  Transfers for contract benefits and terminations                (4,146)        (2,884)       (16,678)        (7,032)
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets derived
  from contractholder transactions                                24,240         96,450         13,623        276,770
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets                             53,230        138,518        110,026        492,802
Balance at beginning of period                                   543,878        405,360      2,537,738      2,044,936
                                                             -----------    -----------    -----------    -----------
Balance at end of period                                     $   597,108    $   543,878    $ 2,647,764    $ 2,537,738
                                                             ===========    ===========    ===========    ===========

See notes to financial statements.

                                                                       JPVF                           JPVF
                                                                       VALUE                     MID-CAP GROWTH
                                                                      DIVISION                      DIVISION
                                                             --------------------------    --------------------------
                                                                2005           2004           2005           2004
                                                             -----------    -----------    -----------    -----------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                               $     3,098    $        82    $    (2,649)   $    (2,079)
  Realized gain                                                   30,227          5,006         24,029          3,943
  Unrealized appreciation (depreciation) during the year          34,611         86,449         11,533         27,039
                                                             -----------    -----------    -----------    -----------
Net increase in net assets from operations                        67,936         91,537         32,913         28,903
Contractholder transactions--Note G:
  Net payments received from contract owners                     217,954        258,331         68,077         69,780
  Transfers between divisions (including fixed account), net    (124,847)       (20,459)       (52,022)        16,055
  Transfers of cost of insurance                                (120,961)      (130,033)       (37,616)       (36,740)
  Transfers for contract benefits and terminations                (9,863)        (3,683)        (3,491)        (2,351)
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets derived from
  contractholder transactions                                    (37,717)       104,156        (25,052)        46,744
                                                             -----------    -----------    -----------    -----------
Net increase in net assets                                        30,219        195,693          7,861         75,647
Balance at beginning of period                                   961,050        765,357        284,318        208,671
                                                             -----------    -----------    -----------    -----------
Balance at end of period                                     $   991,269    $   961,050    $   292,179    $   284,318
                                                             ===========    ===========    ===========    ===========

                                                                        JPVF                          JPVF
                                                                   MID-CAP VALUE                  SMALL COMPANY
                                                                      DIVISION                      DIVISION
                                                             --------------------------    --------------------------
                                                                2005           2004           2005           2004
                                                             -----------    -----------    -----------    -----------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                               $    (4,012)   $    (3,262)   $    (6,278)   $    (5,605)
  Realized gain                                                   68,661          9,614         14,925          3,996
  Unrealized appreciation (depreciation) during the year         (24,880)        47,272         68,932         37,104
                                                             -----------    -----------    -----------    -----------
Net increase in net assets from operations                        39,769         53,624         77,579         35,495
Contractholder transactions--Note G:
  Net payments received from contract owners                     104,706        120,255        127,768        141,600
  Transfers between divisions (including fixed account), net     (59,748)        (2,983)       (35,098)         2,228
  Transfers of cost of insurance                                 (59,998)       (61,018)       (80,287)       (83,822)
  Transfers for contract benefits and terminations                (4,050)        (1,042)        (8,252)        (8,119)
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets derived from
  contractholder transactions                                    (19,090)        55,212          4,131         51,887
                                                             -----------    -----------    -----------    -----------
Net increase in net assets                                        20,679        108,836         81,710         87,382
Balance at beginning of period                                   430,704        321,868        694,378        606,996
                                                             -----------    -----------    -----------    -----------
Balance at end of period                                     $   451,383    $   430,704    $   776,008    $   694,378
                                                             ===========    ===========    ===========    ===========

See notes to financial statements.

                                                                        JPVF                          JPVF
                                                                   SMALL-CAP VALUE            INTERNATIONAL EQUITY
                                                                      DIVISION                      DIVISION
                                                             --------------------------    --------------------------
                                                                2005           2004           2005           2004
                                                             -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                               $    (2,916)   $    (2,578)   $    (1,915)   $    (2,605)
  Realized gain                                                   50,676         10,028         14,023          2,941
  Unrealized appreciation (depreciation) during the year         (34,260)        42,949         83,692         63,884
                                                             -----------    -----------    -----------    -----------
Net increase in net assets from operations                        13,500         50,399         95,800         64,220
Contractholder transactions--Note G:
  Net payments received from contract owners                      72,426         84,337        146,708        156,409
  Transfers between divisions (including fixed account), net     (71,920)          (933)       (31,669)        (9,872)
  Transfers of cost of insurance                                 (42,040)       (42,818)       (73,464)       (72,988)
  Transfers for contract benefits and terminations                (6,704)        (1,014)        (4,287)        (4,951)
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets derived from
  contractholder transactions                                    (48,238)        39,572         37,288         68,598
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets                            (34,738)        89,971        133,088        132,818
Balance at beginning of period                                   335,915        245,944        490,483        357,665
                                                             -----------    -----------    -----------    -----------
Balance at end of period                                     $   301,177    $   335,915    $   623,571    $   490,483
                                                             ===========    ===========    ===========    ===========

                                                                        JPVF                          JPVF
                                                                 WORLD GROWTH STOCK              HIGH YIELD BOND
                                                                      DIVISION                      DIVISION
                                                             --------------------------    --------------------------
                                                                2005           2004           2005           2004
                                                             -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                               $     2,264    $       497    $    42,534    $    32,079
  Realized gain                                                   24,728          1,872            516            646
  Unrealized appreciation (depreciation) during the year           9,879         66,554        (38,158)        17,132
                                                             -----------    -----------    -----------    -----------
Net increase in net assets from operations                        36,871         68,923          4,892         49,857
Contractholder transactions--Note G:
  Net payments received from contract owners                      86,364         92,071        164,440        175,994
  Transfers between divisions (including
    fixed account), net                                          (42,911)        31,557        (60,553)        84,146
  Transfers of cost of insurance                                 (51,456)       (51,499        (98,836)       (99,134)
  Transfers for contract benefits and terminations               (12,050)          (482)        (2,962)       (10,887)
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets derived from
  contractholder transactions                                    (20,053)        71,647          2,089        150,119
                                                             -----------    -----------    -----------    -----------
Net increase (decrease) in net assets                             16,818        140,570          6,981        199,976
Balance at beginning of period                                   476,250        335,680        705,091        505,115
                                                             -----------    -----------    -----------    -----------
Balance at end of period                                     $   493,068    $   476,250    $   712,072    $   705,091
                                                             ===========    ===========    ===========    ===========

See notes to financial statements.

                                                                        JPVF                              JPVF
                                                                      BALANCED                        MONEY MARKET
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                             $      10,771    $       4,835    $      (2,138)   $      (2,889)
  Realized gain (loss)                                             8,430            1,112            2,745           (1,416)
  Unrealized appreciation (depreciation) during the year          21,403           58,039           29,704            2,767
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from operations             40,604           63,986           30,311           (1,538)
Contractholder transactions--Note G:
  Net payments received from contract owners                     264,046          313,740          728,095          666,646
  Transfers between divisions (including fixed
    account), net                                                (57,773)          (7,054)        (286,199)        (293,063)
  Transfers of cost of insurance                                (130,431)        (134,619)        (227,993)        (236,447)
  Transfers for contract benefits and terminations                (6,253)          (8,814)          (4,155)          (4,980)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                     69,589          163,253          209,748          132,156
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                            110,193          227,239          240,059          130,618
Balance at beginning of period                                   841,923          614,684        1,481,968        1,351,350
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $     952,116    $     841,923    $   1,722,027    $   1,481,968
                                                           =============    =============    =============    =============

                                                                   AMERICAN CENTURY                     AMERICAN
                                                                   VP INTERNATIONAL                 CENTURY VP VALUE
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                             $         667    $        (796)   $         (86)   $           4
  Realized gain (loss)                                            19,107            2,265            4,445            1,483
  Unrealized appreciation (depreciation) during the year           9,320           27,602           (2,645)           3,328
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from operations             29,094           29,071            1,714            4,815
Contractholder transactions--Note G:
  Net payments received from contract owners                      54,520           54,001           17,017           21,356
  Transfers between divisions (including fixed
    account), net                                                (58,289)          27,406           (2,866)          (1,457)
  Transfers of cost of insurance                                 (32,645)         (28,880)          (7,405)          (9,118)
  Transfers for contract benefits and terminations                  (780)            (605)          (1,107)            (272)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                    (37,194)          51,922            5,639           10,509
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                             (8,100)          80,993            7,353           15,324
Balance at beginning of period                                   246,715          165,722           39,513           24,189
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $     238,615    $     246,715    $      46,866    $      39,513
                                                           =============    =============    =============    =============

See notes to financial statements.

                                                                   AMERICAN FUNDS                    AMERICAN FUNDS
                                                                       GROWTH                        GROWTH-INCOME
                                `                                     DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                             $         162    $          57    $         492    $         388
  Realized gain                                                    2,019                5              946                8
  Unrealized appreciation (depreciation) during the year           6,478            2,713            3,345            5,105
                                                           -------------    -------------    -------------    -------------
Net increase in net assets from operations                         8,659            2,775            4,783            5,501
Contractholder transactions--Note G:
  Net payments received from contract owners                      11,750           18,849           13,549           19,171
  Transfers between divisions (including fixed
    account), net                                                 14,553           20,184            8,959           58,946
  Transfers of cost of insurance                                  (5,777)          (4,084)          (7,724)          (4,738)
  Transfers for contract benefits and terminations                  (522)            (226)             (61)            (169)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                     20,004           34,723           14,723           73,210
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                             28,663           37,498           19,506           78,711
Balance at beginning of period                                    38,879            1,381           79,981            1,270
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $      67,542    $      38,879    $      99,487    $      79,981
                                                           =============    =============    =============    =============

                                                                     FIDELITY(R)                       FIDELITY(R)
                                                                  VIP CONTRAFUND(R)                VIP EQUITY-INCOME
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                             $      (7,855)   $      (6,086)   $       8,581    $       5,588
  Realized gain                                                   31,471            6,481           68,408            9,667
  Unrealized appreciation (depreciation) during the year         172,474          146,039          (22,691)          92,593
                                                           -------------    -------------    -------------    -------------
Net increase in net assets from operations                       196,090          146,434           54,298          107,848
Contractholder transactions--Note G:
  Net payments received from contract owners                     259,975          279,705          234,826          274,586
  Transfers between divisions (including fixed
    account), net                                                (66,429)          (9,372)        (192,179)           3,786
  Transfers of cost of insurance                                (134,418)        (132,176)        (138,434)        (153,423)
  Transfers for contract benefits and terminations               (23,685)         (24,541)         (17,045)         (15,919)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                     35,443          113,616         (112,832)         109,030
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                            231,533          260,050          (58,534)         216,878
Balance at beginning of period                                 1,197,463          937,413        1,165,506          948,628
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $   1,428,996    $   1,197,463    $   1,106,972    $   1,165,506
                                                           =============    =============    =============    =============

See notes to financial statements.

                                                                                                      FIDELITY(R)
                                                                     FIDELITY(R)                     VIP INVESTMENT
                                                                     VIP GROWTH                        GRADE BOND
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                             $      (5,328)   $      (7,885)   $       1,284    $          69
  Realized gain (loss)                                              (940)          (4,711            1,007              208
  Unrealized appreciation (depreciation) during the year          69,598           45,035           (1,694)           1,199
                                                           -------------    -------------    -------------    -------------
Net increase in net assets from operations                        63,330           32,439              597            1,476
Contractholder transactions--Note G:
  Net payments received from contract owners                     334,943          399,461           25,521           37,422
  Transfers between divisions (including fixed
    account), net                                               (161,096)         (13,306)             293           18,524
  Transfers of cost of insurance                                (164,332)        (186,448)          (9,551)          (8,152)
  Transfers for contract benefits and terminations               (10,045)         (42,171)              45             (158)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                       (530)         157,536           16,308           47,636
                                                           -------------    -------------    -------------    -------------
Net increase in net assets                                        62,800          189,975           16,905           49,112
Balance at beginning of period                                 1,310,008        1,120,033           51,742            2,630
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $   1,372,808    $   1,310,008    $      68,647    $      51,742
                                                           =============    =============    =============    =============

                                                                                                        FRANKLIN
                                                                     FIDELITY(R)                        SMALL CAP
                                                                     VIP MID CAP                    VALUE SECURITIES
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                             $        (487)   $          --    $         169    $          39
  Realized gain (loss)                                             5,115              155            1,459              403
  Unrealized appreciation (depreciation) during the year          10,220            6,889              538            2,773
                                                           -------------    -------------    -------------    -------------
Net increase in net assets from operations                        14,848            7,044            2,166            3,215
Contractholder transactions--Note G:
  Net payments received from contract owners                      27,409           18,247            5,286            4,681
  Transfers between divisions (including fixed
    account), net                                                 41,126           15,199           22,724           21,228
  Transfers of cost of insurance                                  (9,792)          (6,504)         (12,389)          (9,224)
  Transfers for contract benefits and terminations                (3,432)            (149)          (1,331)          (1,685)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                     55,311           26,793           14,290           15,000
                                                           -------------    -------------    -------------    -------------
Net increase in net assets                                        70,159           33,837           16,456           18,215
Balance at beginning of period                                    42,788            8,951           18,818              603
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $     112,947    $      42,788    $      35,274    $      18,818
                                                           =============    =============    =============    =============

See notes to financial statements.

                                                                 GOLDMAN SACHS VIT                       MFS(R)
                                                                   CAPITAL GROWTH                   RESEARCH SERIES
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                             $      (4,396)   $        (733)   $      (1,470)   $         365
  Realized gain (loss)                                            11,038              469            1,046           (2,546)
  Unrealized appreciation (depreciation) during the year           6,711           41,613           24,115           40,775
                                                           -------------    -------------    -------------    -------------
Net increase in net assets from operations                        13,353           41,349           23,691           38,594
Contractholder transactions--Note G:
  Net payments received from contract owners                     103,287          106,414           99,105          104,957
  Transfers between divisions (including fixed
    account), net                                               (111,302)          13,230          (16,551)          (6,794)
  Transfers of cost of insurance                                 (34,653)         (36,318)         (46,789)         (48,162)
  Transfers for contract benefits and terminations                (1,638)          (1,182)          (2,334)          (6,415)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                    (44,306)          82,144           33,431           43,586
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                            (30,953)         123,493           57,122           82,180
Balance at beginning of period                                   576,178          452,685          318,603          236,423
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $     545,225    $     576,178    $     375,725    $     318,603
                                                           =============    =============    =============    =============

                                                                       MFS(R)                            PIMCO
                                                                  UTILITIES SERIES                    TOTAL RETURN
                                                                      DIVISION                          DIVISION
                                                           ------------------------------    ------------------------------
                                                               2005             2004             2005             2004
                                                           -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                             $      (1,215)   $       1,469    $      35,517    $      12,114
  Realized gain (loss)                                            15,202            2,141           25,663           21,174
  Unrealized appreciation (depreciation) during the year          45,777           73,978          (40,744)          13,950
                                                           -------------    -------------    -------------    -------------
Net increase in net assets from operations                        59,764           77,588           20,436           47,238
Contractholder transactions--Note G:
  Net payments received from contract owners                     101,047          115,291          351,520          391,732
  Transfers between divisions (including fixed
    account), net                                                (29,499)          (6,292)        (199,613)          19,933
  Transfers of cost of insurance                                 (56,663)         (55,766)        (179,597)        (193,237)
  Transfers for contract benefits and terminations                (7,059)          (2,020)          (9,608)         (30,465)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
  contractholder transactions                                      7,826           51,213          (37,298)         187,963
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                             67,590          128,801          (16,862)         235,201
Balance at beginning of period                                   369,756          240,955        1,352,287        1,117,086
                                                           -------------    -------------    -------------    -------------
Balance at end of period                                   $     437,346    $     369,756    $   1,335,425    $   1,352,287
                                                           =============    =============    =============    =============

See notes to financial statements.

                                                                                                                    PROFUND
                                            PROFUND                 PROFUND                  PROFUND              VP LARGE-CAP
                                          VP EUROPE 30           VP FINANCIALS            VP HEALTH CARE             VALUE
                                           DIVISION                DIVISION                  DIVISION               DIVISION
                                      --------------------  -----------------------   -----------------------  --------------------
                                          PERIOD FROM                                                              PERIOD FROM
                                      FEBRUARY 14, 2005(a)                                                     NOVEMBER 18, 2005(a)
                                            THROUGH         YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,        THROUGH
                                          DECEMBER 31,      -----------------------   -----------------------      DECEMBER 31,
                                            2005               2005        2004          2005        2004             2005
                                      --------------------  ----------  -----------   ----------  -----------  --------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)        $                 --  $       (6) $         2   $     (266) $       (72) $                 --
  Realized gain                                         26         364          268          650          110                    --
  Unrealized appreciation
    (depreciation) during the year                      (6)        352          463        1,140          269                     1
                                      --------------------  ----------  -----------   ----------  -----------  --------------------
Net increase in net assets from
  operations                                            20         710          733        1,524          307                     1
Contractholder transactions--Note G:
  Net payments received from
    contract owners                                    265       4,290        5,023        9,339       14,464                    --
  Transfers between divisions
    (including fixed account), net                      76       6,517          355         (241)       2,378                   206
  Transfers of cost of insurance                       (53)     (1,500)      (1,451)      (4,560)      (4,583)                   (2)
  Transfers for contract benefits
    and terminations                                    (2)         22         (206)        (345)        (213)                   --
                                      --------------------  ----------  -----------   ----------  -----------  --------------------
Net increase in net assets derived
  from contractholder transactions                     286       9,329        3,721        4,193       12,046                   204
                                      --------------------  ----------  -----------   ----------  -----------  --------------------
Net increase in net assets                             306      10,039        4,454        5,717       12,353                   205
Balance at beginning of period                          --      10,306        5,852       29,220       16,867                    --
                                      --------------------  ----------  -----------   ----------  -----------  --------------------
Balance at end of period              $                306  $   20,345  $    10,306   $   34,937  $    29,220  $                205
                                      ====================  ==========  ===========   ==========  ===========  ====================

(a) Commencement of operations

See notes to financial statements.

                                                                PROFUND                                PROFUND
                                                             VP RISING RATES                         VP SMALL-CAP
                                                               OPPORTUNITY                              GROWTH
                                                                DIVISION                               DIVISION
                                                     --------------------------------    --------------------------------------
                                                                       PERIOD FROM                             PERIOD FROM
                                                                     JUNE 22, 2004(a)                      SEPTEMBER 1, 2004(a)
                                                      YEAR ENDED         THROUGH          YEAR ENDED            THROUGH
                                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,         DECEMBER 31,
                                                         2005              2004              2005                2004
                                                     ------------    ----------------    ------------    ----------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                                $         --    $             --    $         --    $                   --
  Realized gain (loss)                                     (8,686)                 (4)              7                        13
  Unrealized appreciation (depreciation)
    during the year                                           (18)               (114)            147                        32
                                                     ------------    ----------------    ------------    ----------------------
Net increase (decrease) in net assets
  from operations                                          (8,704)               (118)            154                        45
Contractholder transactions--Note G:
  Net payments received from contract owners                  118                  88           1,176                       392
  Transfers between divisions (including
    fixed account), net                                    45,170                 940           1,541                       510
  Transfers of cost of insurance                           (2,558)                (45)           (173)                      (16)
  Transfers for contract benefits and
    terminations                                             (287)                 (4)            (17)                       --
                                                     ------------    ----------------    ------------    ----------------------
Net increase (decrease) in net assets derived
  from contractholder transactions                         42,443                 979           2,527                       886
                                                     ------------    ----------------    ------------    ----------------------
Net increase in net assets                                 33,739                 861           2,681                       931
Balance at beginning of period                                861                  --             931                        --
                                                     ------------    ----------------    ------------    ----------------------
Balance at end of period                             $     34,600    $            861    $      3,612    $                  931
                                                     ============    ================    ============    ======================

                                                          PROFUND
                                                        VP SMALL-CAP                      PROFUND
                                                           VALUE                       VP TECHNOLOGY
                                                          DIVISION                        DIVISION
                                                     ------------------    ----------------------------------------
                                                        PERIOD FROM
                                                     APRIL 22, 2005(a)
                                                           THROUGH                   YEAR ENDED DECEMBER 31,
                                                         DECEMBER 31,      ----------------------------------------
                                                            2005                  2005                  2004
                                                     ------------------    ------------------    ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                                $               --    $             (107)   $              (46)
  Realized gain (loss)                                              462                 1,189                   811
  Unrealized appreciation (depreciation)
    during the year                                                  --                (1,225)                 (570)
                                                     ------------------    ------------------    ------------------
Net increase (decrease) in net assets
  from operations                                                   462                  (143)                  195
Contractholder transactions--Note G:
  Net payments received from contract owners                         --                12,440                12,764
  Transfers between divisions (including
    fixed account), net                                            (355)               (3,729)               (3,277)
  Transfers of cost of insurance                                    (93)               (3,486)               (3,925)
  Transfers for contract benefits and
    terminations                                                    (14)               (4,223)                 (161)
                                                     ------------------    ------------------    ------------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                 (462)                1,002                 5,401
                                                     ------------------    ------------------    ------------------
Net increase in net assets                                           --                   859                 5,596
Balance at beginning of period                                       --                19,847                14,251
                                                     ------------------    ------------------    ------------------
Balance at end of period                             $               --    $           20,706    $           19,847
                                                     ==================    ==================    ==================

(a)Commencement of operations

See notes to financial statements.

                                                             PROFUND VP
                                                          U.S. GOVERNMENT            SCUDDER                   T. ROWE PRICE
                                                               PLUS             VIT SMALL CAP INDEX           MID-CAP GROWTH
                                                              DIVISION               DIVISION                    DIVISION
                                                          ---------------    ------------------------    ------------------------
                                                            PERIOD FROM
                                                          JUNE 3, 2005(a)
                                                             THROUGH         YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                           DECEMBER 31,      ------------------------    ------------------------
                                                                2005            2005          2004          2005          2004
                                                          ---------------    ----------    ----------    ----------    ----------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                            $            90    $     (429)   $     (408)   $     (759)   $     (501)
  Realized gain (loss)                                               (468)        7,169           609         7,477         1,031
  Unrealized appreciation (depreciation) during
    the year                                                          (99)       (3,230)        9,844         5,247         8,898
                                                          ---------------    ----------    ----------    ----------    ----------
Net increase (decrease) in net assets
  from operations                                                    (477)        3,510        10,045        11,965         9,428
Contractholder transactions--Note G:
  Net payments received from contract owners                        3,175        25,819        28,111        37,212        45,593
  Transfers between divisions (including fixed                      1,263       (10,433)       17,939        (4,964)        1,805
    account), net
  Transfers of cost of insurance                                     (356)      (10,974)      (10,356)      (17,096)      (17,120)
  Transfers for contract benefits and terminations                    (38)         (465)         (128)         (384)         (496)
                                                          ---------------    ----------    ----------    ----------    ----------
Net increase in net assets derived from
  contractholder transactions                                       4,044         3,947        35,566        14,768        29,782
                                                          ---------------    ----------    ----------    ----------    ----------
Net increase in net assets                                          3,567         7,457        45,611        26,733        39,210
Balance at beginning of period                                         --        87,506        41,895        74,480        35,270
                                                          ---------------    ----------    ----------    ----------    ----------
Balance at end of period                                  $         3,567    $   94,963    $   87,506    $  101,213    $   74,480
                                                          ===============    ==========    ==========    ==========    ==========

                                                                  TEMPLETON
                                                             FOREIGN SECURITIES
                                                                   DIVISION
                                                          ------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          ------------------------
                                                             2005          2004
                                                          ----------    ----------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                            $    2,258    $      995
  Realized gain (loss)                                        15,764         1,965
  Unrealized appreciation (depreciation) during
    the year                                                  32,998        69,540
                                                          ----------    ----------
Net increase (decrease) in net assets
  from operations                                             51,020        72,500
Contractholder transactions--Note G:
  Net payments received from contract owners                 123,893       128,034
  Transfers between divisions (including fixed
    account), net                                            (45,608)        8,625
  Transfers of cost of insurance                             (64,880)      (63,864)
  Transfers for contract benefits and
    terminations                                              (2,920)       (2,691)
                                                          ----------    ----------
Net increase in net assets derived from
  contractholder transactions                                 10,485        70,104
                                                          ----------    ----------
Net increase in net assets                                    61,505       142,604
Balance at beginning of period                               508,451       365,847
                                                          ----------    ----------
Balance at end of period                                  $  569,956    $  508,451
                                                          ==========    ==========

(a)Commencement of operations

See notes to financial statements.

                                                                 VANGUARD(R)           VANGUARD(R)            VANGUARD(R)
                                                             VIF MID-CAP INDEX       VIF REIT INDEX     VIF SMALL COMPANY GROWTH
                                                                  DIVISION              DIVISION               DIVISION
                                                           --------------------   -------------------   ------------------------
                                                              2005       2004       2005       2004       2005          2004
                                                           ---------   --------   --------   --------   --------   -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                             $      63   $   (113)  $  1,501   $    510   $   (708)  $       (314)
  Realized gain                                                3,993        671      7,090        904      4,084            233
  Unrealized appreciation (depreciation) during the year       7,698     11,246       (211)    12,065      1,889          6,978
                                                           ---------   --------   --------   --------   --------   -------------
Net increase in net assets from operations                    11,754     11,804      8,380     13,479      5,265          6,897
Contractholder transactions--Note G:
  Net payments received from contract owners                  29,826     31,916     31,651     30,209     31,619         32,785
  Transfers between divisions (including
    fixed account), net                                        7,046      7,007     (3,186)    13,704      2,057         17,962
  Transfers of cost of insurance                             (14,627)   (13,259)   (12,075)   (10,580)   (12,550)       (10,641)
  Transfers for contract benefits and terminations              (526)      (440)    (4,736)      (247)        (5)          (449)
                                                           ---------   --------   --------   --------   --------   -------------
Net increase in net assets derived from contractholder
  transactions                                                21,719     25,224     11,654     33,086     21,121         39,657
                                                           ---------   --------   --------   --------   --------   -------------
Net increase in net assets                                    33,473     37,028     20,034     46,565     26,386         46,554
Balance at beginning of period                                79,046     42,018     71,711     25,146     68,665         22,111
                                                           ---------   --------   --------   --------   --------   -------------
Balance at end of period                                   $ 112,519   $ 79,046   $ 91,745   $ 71,711   $ 95,051   $     68,665
                                                           =========   ========   ========   ========   ========   =============

See notes to financial statements.

                        NOTES TO THE FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT B
                                DECEMBER 31, 2005

NOTE A--ORGANIZATION

JPF Separate Account B (the "Separate Account") is a separate account of Jefferson Pilot LifeAmerica Insurance Company (JP LifeAmerica). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. The Separate Account was established for the purpose of funding flexible premium variable life insurance policies issued by JP LifeAmerica. As of December 31, 2005, the Separate Account is comprised of forty-three investment divisions, fourteen of which invest exclusively in corresponding portfolios of the Jefferson Pilot Variable Fund, Inc., two of which invest in certain American Century VP funds, two of which invest in certain American funds, five of which invest in certain Fidelity(R) VIP portfolios, one which invests in Franklin Small Cap Value Securities Fund, one of which invests in Goldman Sachs VIT Capital Growth Fund, two of which invest in certain MFS(R) funds, one of which invests in PIMCO Total Return Portfolio, nine of which invest in certain ProFund VP funds, one of which invests in Scudder VIT Small Cap Index Fund, one of which invests in T. Rowe Price Mid-Cap Growth Portfolio, one of which invests in Templeton Foreign Securities Fund, and three of which invest in certain Vanguard(R) VIF portfolios, all diversified series investment companies. At December 31, 2005 ProFund VP Small-Cap Value had no assets but is an active investment option.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments made in the above forty-three portfolios are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP LifeAmerica which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                 PURCHASES         SALES
                                                ----------       ----------
JPVF Capital Growth Division                    $   104,302      $  142,309
JPVF Growth Division                                 95,989         141,209
JPVF Strategic Growth Division                       96,483          75,013
JPVF S&P 500 Index Division                         266,019         233,936
JPVF Value Division                                 127,709         162,155
JPVF Mid-Cap Growth Division                         63,291          89,975
JPVF Mid-Cap Value Division                         134,868         109,787
JPVF Small Company Division                         101,897         103,892
JPVF Small-Cap Value Division                        90,973         111,915
JPVF International Equity Division                  112,328          76,989
JPVF World Growth Stock Division                     82,919          90,480

                                                 PURCHASES         SALES
                                                -----------     -----------
JPVF High Yield Bond Division                   $   203,910      $   158,179
JPVF Balanced Division                              171,137           90,069
JPVF Money Market Division                          621,891          414,452
American Century VP International Division           54,520           91,083
American Century VP Value Division                   15,139            5,526
American Funds Growth Division                       40,461           19,414
American Funds Growth-Income Division                26,056            8,632
Fidelity(R)VIP Contrafund(R)Division                163,806          135,828
Fidelity(R)VIP Equity-Income Division               176,804          240,621
Fidelity(R)VIP Growth Division                      166,359          169,226
Fidelity(R)VIP Investment Grade Bond Division        27,350            8,615
Fidelity(R)VIP Mid Cap Division                      92,177           35,128
Franklin Small Cap Value Securities Division         27,112           12,517
Goldman Sachs VIT Capital Growth Division            88,001          136,751
MFS(R)Research Series Division                       52,993           21,168
MFS(R)Utilities Series Division                      65,954           58,427
PIMCO Total Return Division                         333,302          316,562
ProFund VP Europe 30 Division                           364               50
ProFund VP Financials Division                       15,409            6,086
ProFund VP Health Care Division                      14,486           10,533
ProFund VP Large-Cap Value Division                     206                2
ProFund VP Rising Rates Opportunity Division        168,157          125,714
ProFund VP Small-Cap Growth Division                  2,688              162
ProFund VP Small-Cap Value Division                   3,852            4,253
ProFund VP Technology Division                       13,284           11,695
ProFund VP U.S. Government Plus Division             14,263           10,139
Scudder VIT Small Cap Index Division                 32,828           26,965
T. Rowe Price Mid-Cap Growth Division                28,719            9,165
Templeton Foreign Securities Division               111,059           97,680
Vanguard(R)VIF Mid-Cap Index Division                39,709           18,183
Vanguard(R)VIF REIT Index Division                   35,905           18,330
Vanguard(R)VIF Small Company Growth Division         28,832            4,131
                                                -----------      -----------
Total                                           $ 4,113,511      $ 3,602,946
                                                ===========      ===========

NOTE D--EXPENSES AND RELATED PARTY TRANSACTIONS

A mortaility and expense risk charge payable to JP LifeAmerica is accrued daily which will not exceed .9% of the average net asset value of each division of the Separate Account on an annual basis.

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP LifeAmerica. JP LifeAmerica is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

During the year ended December 31, 2005, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, (JPIA) a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net value for each Portfolio as shown below:

                       CAPITAL                        STRATEGIC        S&P 500                         MID-CAP        MID-CAP
                      GROWTH(1)      GROWTH(2)        GROWTH(3)        INDEX(4)       VALUE(5)        GROWTH(6)       VALUE(7)
                    ------------    ------------    ------------    ------------    ------------    ------------    ------------
First $25 Million       .75%            .65%            .80%            .24%            .75%            .90%           1.05%
Next $25 Million        .75%            .65%            .80%            .24%            .75%            .85%            .95%
Next $25 Million        .75%            .65%            .75%            .24%            .75%            .85%            .85%
Next $25 Million        .75%            .65%            .75%            .24%            .70%            .80%            .85%
Next $50 Million        .70%            .65%            .70%            .24%            .70%            .80%            .75%
Next $50 Million        .70%            .60%            .70%            .24%            .65%            .70%            .75%
Next $50 Million        .70%            .60%            .70%            .24%            .60%            .70%            .75%
Next $250 Million       .65%            .55%            .65%            .24%            .60%            .65%            .70%
Next $500 Million       .65%            .55%            .60%            .20%            .60%            .65%            .70%
Over $1 Billion         .60%            .55%            .60%            .16%            .60%            .65%            .70%

                       SMALL         SMALL-CAP     INTERNATIONAL    WORLD GROWTH     HIGH YIELD                        MONEY
                     COMPANY(5)       VALUE(8)        EQUITY(9)       STOCK(5)        BOND(10)        BALANCED       MARKET(11)
                    ------------    ------------    ------------    ------------    ------------    ------------    ------------
First $40 Million       .75%           1.30%           1.00%            .75%            .75%            .65%            .50%
Next $10 Million        .75%           1.05%           1.00%            .75%            .75%            .65%            .50%
Next $10 Million        .75%           1.05%            .95%            .75%            .75%            .65%            .45%
Next $40 Million        .75%            .75%            .95%            .75%            .75%            .65%            .45%
Next $50 Million        .70%            .75%            .90%            .75%           .725%            .55%            .40%
Next $50 Million        .70%            .75%            .85%            .75%           .725%            .55%            .40%
Next $50 Million        .65%            .75%            .85%            .65%           .725%            .50%            .40%
Next $250 Million       .65%            .75%            .80%            .65%            .70%            .50%            .30%
Next $500 Million      .625%            .75%            .80%            .60%            .65%            .50%            .30%
Over $1 Billion         .60%            .75%            .80%            .60%            .60%            .50%            .30%

----------
(1) Prior to May 1, 2005 the management fee was .75% of the first $100 million average daily net assets and .70% over $100 million.
(2) Prior to May 1, 2005 the management fee was .65% of the average daily net assets.
(3) Prior to May 1, 2005 the management fee was .80% of the first $200 million average daily net assets, .75% of the next $1.1 billion and .70% over $1.3 billion.
(4) Prior to May 1, 2005 the management fee was 0.24% of the average daily net assets.
(5) Prior to May 1, 2005 the management fee for each Portfolio was .75% of the first $200 million average daily net assets, .70% for the next $1.1 billion and .65% over $1.3 billion.
(6) Prior to May 1, 2005 the management fee was .90% of the average daily net assets.
(7) Prior to May 1, 2005 the management fee was 1.05% of the average daily net assets.
(8) Prior to May 1, 2005 the management fee was 1.30% of the average daily net assets.
(9) Prior to May 1, 2005 the management fee was 1.00% of the average daily net assets.
(10) Prior to May 1, 2005 the management fee was .75% of the average daily net assets.
(11) Prior to May 1, 2005 the management fee was .50% of the first $200 million average daily net assets, .45% of the next $1.1 billion and .40% over $1.3 billion.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

The following is a summary of fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2005.

                                                                 NET ASSET
                                                                   VALUE
                                                       SHARES    PER SHARE
                                                     ---------   ---------
JPVF Capital Growth Division                            32,637   $   22.51
JPVF Growth Division                                    46,353       15.90
JPVF Strategic Growth Division                          40,048       14.91
JPVF S&P 500 Index Division                            303,698        8.72
JPVF Value Division                                     43,406       22.84
JPVF Mid-Cap Growth Division                            26,595       11.02
JPVF Mid-Cap Value Division                             32,714       13.80
JPVF Small Company Division                             47,564       16.32
JPVF Small-Cap Value Division                           20,577       14.64
JPVF International Equity Division                      51,148       12.19
JPVF World Growth Stock Division                        18,181       27.12
JPVF High Yield Bond Division                           90,155        7.91
JPVF Balanced Division                                  68,349       13.94
JPVF Money Market Division                             157,183       10.96
American Century VP International Division              28,990        8.23
Amercian Century VP Value Division                       5,721        8.19
American Funds Growth Division                           1,160       58.98
American Funds Growth-Income Division                    2,659       38.12
Fidelity(R) VIP Contrafund(R)Division                   46,066       31.03
Fidelity(R) VIP Equity-Income Division                  43,427       25.49
Fidelity(R) VIP Growth Division                         40,814       33.70
Fidelity(R) VIP Investment Grade Bond Division           5,461       12.57
Fidelity(R) VIP Mid Cap Division                         3,301       34.67
Franklin Small Cap Value Securities Division             2,101       16.79
Goldman Sachs VIT Capital Growth Division               51,050       10.68
MFS(R) Research Series Division                         22,893       16.41
MFS(R) Utilities Series Division                        18,480       23.74
PIMCO Total Return Division                            129,869       10.24
ProFund VP Europe 30 Division                               11       27.96
ProFund VP Financials Division                             584       34.84
ProFund VP Health Care Division                          1,247       28.01
ProFund VP Large-Cap Value Division                          6       34.26
ProFund VP Rising Rates Opportunity Division             1,808       19.14
ProFund VP Small-Cap Growth Division                        93       38.80
ProFund VP Small-Cap Value Division                         --       32.88
ProFund VP Technology Division                           1,388       14.91
ProFund VP U.S. Government Plus Division                   109       32.75
Scudder VIT Small Cap Index Division                     6,598       14.39
T. Rowe Price Mid-Cap Growth Division                    3,996       25.32
Templeton Foreign Securities Division                   36,022       15.84
Vanguard(R) VIF Mid-Cap Index Division                   6,118       18.35
Vanguard(R) VIF REIT Index Division                      4,505       20.26
Vanguard(R) VIF Small Company Growth Division            4,875       19.61

For federal income tax purposes, the cost of shares owned at December 31, 2005 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Capital Growth Division
  Issuance of units                                     24,148    $ 229,437       31,931   $ 289,647
  Redemptions of units                                  27,611      262,095       19,791     180,430
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (3,463)   $ (32,658)      12,140   $ 109,217
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Growth Division
  Issuance of units                                     13,882    $ 203,083       18,114   $ 236,853
  Redemptions of units                                  16,139      242,120       10,347     135,614
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (2,257)   $ (39,037)       7,767   $ 101,239
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Strategic Growth Division
  Issuance of units                                     18,252    $ 177,764       22,347   $ 202,478
  Redemptions of units                                  15,903      153,524       11,744     106,028
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         2,349    $  24,240       10,603   $  96,450
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF S&P 500 Index Division
  Issuance of units                                     53,883    $ 632,516       67,027   $ 732,784
  Redemptions of units                                  52,692      618,893       41,732     456,014
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         1,191    $  13,623       25,295   $ 276,770
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Value Division
  Issuance of units                                     18,960    $ 276,858       23,006   $ 301,311
  Redemptions of units                                  21,411      314,575       15,083     197,155
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (2,451)   $ (37,717)       7,923   $ 104,156
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Mid-Cap Growth Division
  Issuance of units                                      8,232    $ 104,207        9,403   $ 104,886
  Redemptions of units                                   9,974      129,259        5,154      58,142
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (1,742)   $ (25,052)       4,249   $  46,744
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Mid-Cap Value Division
  Issuance of units                                     11,534    $ 163,996       12,245   $ 154,610
  Redemptions of units                                  12,721      183,086        7,896      99,398
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (1,187)   $ (19,090)       4,349   $  55,212
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Small Company Division
  Issuance of units                                     18,685    $ 183,858       19,503   $ 178,897
  Redemptions of units                                  18,179      179,727       13,855     127,010
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           506    $   4,131        5,648   $  51,887
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Small-Cap Value Division
  Issuance of units                                      8,240    $ 114,611        8,592   $ 108,678
  Redemptions of units                                  11,573      162,849        5,459      69,106
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (3,333)   $ (48,238)       3,133   $  39,572
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF International Equity Division
  Issuance of units                                     20,509    $ 209,694       20,423   $ 185,075
  Redemptions of units                                  16,897      172,406       12,864     116,477
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         3,612    $  37,288        7,559   $  68,598
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF World Growth Stock Division
  Issuance of units                                      7,366    $ 119,387       10,450   $ 147,856
  Redemptions of units                                   8,570      139,440        5,360      76,209
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (1,204)   $ (20,053)       5,090   $  71,647
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF High Yield Bond Division
  Issuance of units                                     21,316    $ 283,044       23,935   $ 300,205
  Redemptions of units                                  21,242      280,955       11,957     150,086
                                                     ---------    ---------    ---------   ---------
    Net Increase                                            74    $   2,089       11,978   $ 150,119
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Balanced Division
  Issuance of units                                     23,270    $ 349,389       25,221   $ 351,911
  Redemptions of units                                  18,593      279,800       13,531     188,658
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         4,677    $  69,589       11,690   $ 163,253
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
JPVF Money Market Division
  Issuance of units                                     74,803    $ 828,456       69,153   $ 760,501
  Redemptions of units                                  55,774      618,708       57,133     628,345
                                                     ---------    ---------    ---------   ---------
    Net Increase                                        19,029    $ 209,748       12,020   $ 132,156
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
American Century VP International Division
  Issuance of units                                      7,498    $  85,056        9,696   $  97,568
  Redemptions of units                                  10,549      122,250        4,516      45,646
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (3,051)   $ (37,194)       5,180   $  51,922
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
American Century VP Value Division
  Issuance of units                                      1,248    $  18,835        2,082   $  28,722
  Redemptions of units                                     877       13,196        1,276      18,213
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           371    $   5,639          806   $  10,509
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
American Funds Growth Division
  Issuance of units                                      3,869    $  47,730        3,637   $  39,919
  Redemptions of units                                   2,195       27,726          475       5,196
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         1,674    $  20,004        3,162   $  34,723
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
American Funds Growth-Income Division
  Issuance of units                                      2,526    $  29,912        7,180   $  79,116
  Redemptions of units                                   1,268       15,189          529       5,906\
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         1,258    $  14,723        6,651   $  73,210
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Fidelity(R) VIP Contrafund(R) Division
  Issuance of units                                     21,569    $ 352,677       23,211   $ 329,573
  Redemptions of units                                  19,296      317,234       15,222     215,957
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         2,273    $  35,443        7,989   $ 113,616
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------   ----------    ---------   ---------
Fidelity(R) VIP Equity-Income Division
  Issuance of units                                     21,196   $  308,237       26,571   $ 359,010
  Redemptions of units                                  28,767      421,069       18,554     249,980
                                                     ---------   ----------    ---------   ---------
    Net Increase (Decrease)                             (7,571)  $ (112,832)       8,017   $ 109,030
                                                     =========   ==========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Fidelity(R) VIP Growth Division
  Issuance of units                                     35,968    $ 378,417       44,459   $ 454,525
  Redemptions of units                                  36,047      378,947       29,153     296,989
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                                (79)   $    (530)      15,306   $ 157,536
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Fidelity(R) VIP Investment Grade Bond Division
  Issuance of units                                      2,766    $  29,396        5,760   $  59,372
  Redemptions of units                                   1,232       13,088        1,125      11,736
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         1,534    $  16,308        4,635   $  47,636
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Fidelity(R) VIP Mid Cap Division
  Issuance of units                                      6,814    $  99,487        3,009   $  35,544
  Redemptions of units                                   2,941       44,176          724       8,751
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         3,873    $  55,311        2,285   $  26,793
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Franklin Small Cap Value Securities Division
  Issuance of units                                      1,903    $  27,885        2,135   $  25,856
  Redemptions of units                                     929       13,595          869      10,856
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           974    $  14,290        1,266   $  15,000
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Goldman Sachs VIT Capital Growth Division
  Issuance of units                                     15,362    $ 132,123       15,242   $ 128,228
  Redemptions of units                                  20,047      176,429        5,512      46,084
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (4,685)   $ (44,306)       9,730   $  82,144
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
MFS(R) Research Series Division
  Issuance of units                                      9,578    $ 105,789       12,760   $ 126,413
  Redemptions of units                                   6,546       72,358        8,433      82,827
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         3,032    $  33,431        4,327   $  43,586
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
MFS(R) Utilities Series Division
  Issuance of units                                      8,742    $ 132,387       11,739   $ 141,108
  Redemptions of units                                   8,184      124,561        7,584      89,895
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           558    $   7,826        4,155   $  51,213
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
PIMCO Total Return Division
  Issuance of units                                     42,862    $ 513,517       45,728   $ 531,313
  Redemptions of units                                  45,995      550,815       29,630     343,350
                                                     ---------    ---------    ---------   ---------
    Net Increase (Decrease)                             (3,133)   $ (37,298)      16,098   $ 187,963
                                                     =========    =========    =========   =========

                                                           PERIOD FROM
                                                      FEBRUARY 14, 2005(a)
                                                            THROUGH
                                                           DECEMBER 31,
                                                              2005
                                                     ----------------------
                                                       UNITS        AMOUNT
                                                     ---------    ---------
ProFund VP Europe 30 Division
  Issuance of units                                         34    $     340
  Redemptions of units                                       6           54
                                                     ---------    ---------
    Net Increase                                            28    $     286
                                                     =========    =========

----------
(a) Commencement of operations

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
ProFund VP Financials Division
  Issuance of units                                      1,171    $  16,103          619   $   8,181
  Redemptions of units                                     499        6,774          341       4,460
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           672    $   9,329          278   $   3,721
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
ProFund VP Health Care Division
  Issuance of units                                      1,506    $  17,744        1,816   $  20,604
  Redemptions of units                                   1,157       13,551          766       8,558
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           349    $   4,193        1,050   $  12,046
                                                     =========    =========    =========   =========

                                                           PERIOD FROM
                                                      NOVEMBER 18, 2005(a)
                                                            THROUGH
                                                           DECEMBER 31,
                                                              2005
                                                     ----------------------
                                                       UNITS        AMOUNT
                                                     ---------    ---------
ProFund VP Large-Cap Value Division
  Issuance of units                                         21    $     206
  Redemptions of units                                       1            2
                                                     ---------    ---------
    Net Increase                                            20    $     204
                                                     =========    =========

                                                                                    PERIOD FROM
                                                                                  JUNE 22, 2004(a)
                                                           YEAR ENDED                 THROUGH
                                                           DECEMBER 31,            DECEMBER 31,
                                                     ----------------------    ---------------------
                                                              2005                     2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
ProFund VP Rising Rates Opportunity Division
  Issuance of units                                     21,208    $ 176,301          104   $   1,023
  Redemptions of units                                  16,955      133,858            5          44
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         4,253    $  42,443           99   $     979
                                                     =========    =========    =========   =========

                                                                                    PERIOD FROM
                                                                                SEPTEMBER 1, 2004(a)
                                                           YEAR ENDED                 THROUGH
                                                           DECEMBER 31,            DECEMBER 31,
                                                     ----------------------    ---------------------
                                                              2005                     2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
ProFund VP Small-Cap Growth Division
  Issuance of units                                        223    $   2,700           80   $     902
  Redemptions of units                                      14          173            1          16
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           209    $   2,527           79   $     886
                                                     =========    =========    =========   =========

----------
(a) Commencement of operations

                                                           PERIOD FROM
                                                        APRIL 22, 2005(a)
                                                            THROUGH
                                                           DECEMBER 31,
                                                              2005
                                                     ----------------------
                                                       UNITS        AMOUNT
                                                     ---------    ---------
ProFund VP Small-Cap Value Division
  Issuance of units                                        379    $   3,777
  Redemptions of units                                     379        4,239
                                                     ---------    ---------
    Net Increase                                            --    $    (462)
                                                     =========    =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
ProFund VP Technology Division
  Issuance of units                                      1,171    $  15,734        1,144   $  15,001
  Redemptions of units                                   1,114       14,732          727       9,600
                                                     ---------    ---------    ---------   ---------
    Net Increase                                            57    $   1,002          417   $   5,401
                                                     =========    =========    =========   =========

                                                           PERIOD FROM
                                                        JUNE 3, 2005(a)
                                                            THROUGH
                                                           DECEMBER 31,
                                                              2005
                                                     ----------------------
                                                       UNITS        AMOUNT
                                                     ---------    ---------
ProFund VP U.S. Government Plus Division
  Issuance of units                                      1,437    $  14,171
  Redemptions of units                                   1,069       10,127
                                                     ---------    ---------
    Net Increase                                           368    $   4,044
                                                     =========    =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Scudder VIT Small Cap Index Division
  Issuance of units                                      2,653    $  45,368        3,139   $  50,343
  Redemptions of units                                   2,390       41,421          940      14,777
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           263    $   3,947        2,199   $  35,566
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
T. Rowe Price Mid-Cap Growth Division
  Issuance of units                                      2,313    $  38,628        3,746   $  54,716
  Redemptions of units                                   1,413       23,860        1,719      24,934
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           900    $  14,768        2,027   $  29,782
                                                     =========    =========    =========   =========

----------
(a) Commencement of operations

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Templeton Foreign Securities Division
  Issuance of units                                     13,264    $ 188,192       15,145   $ 188,213
   Redemptions of units                                 12,397      177,707        9,576     118,109
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           867    $  10,485        5,569   $  70,104
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Vanguard(R) VIF Mid-Cap Index Division
  Issuance of units                                      3,309    $  56,647        2,998   $  42,989
  Redemptions of units                                   2,057       34,928        1,235      17,765
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         1,252    $  21,719        1,763   $  25,224
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Vanguard(R) VIF REIT Index Division
  Issuance of units                                      2,423    $  41,959        3,301   $  46,825
  Redemptions of units                                   1,767       30,305          972      13,739
                                                     ---------    ---------    ---------   ---------
    Net Increase                                           656    $  11,654        2,329   $  33,086
                                                     =========    =========    =========   =========

                                                                 YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------
                                                              2005                      2004
                                                     ----------------------    ---------------------
                                                       UNITS       AMOUNT        UNITS      AMOUNT
                                                     ---------    ---------    ---------   ---------
Vanguard(R) VIF Small Company Growth Division
  Issuance of units                                      2,306    $  37,291        3,540   $  53,046
  Redemptions of units                                     996       16,170          905      13,389
                                                     ---------    ---------    ---------   ---------
    Net Increase                                         1,310    $  21,121        2,635   $  39,657
                                                     =========    =========    =========   =========

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for each of the periods indicated therein for the year ended December 31, 2005 follows:

                                                         AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                              ------------------------------------  ------------------------------------
                                                             UNIT                    INVESTMENT     EXPENSE      TOTAL
                                                 UNITS    FAIR VALUE   NET ASSETS   INCOME RATIO*   RATIO**    RETURN***
                                              ----------  ----------  ------------  -------------  ---------  ----------
JPVF Capital Growth Division
   2005                                         72,738    $    10.10  $    734,678     0.13%         0.90%         3.84%
   2004                                         76,201    $     9.73  $    741,176     0.00%(a)      0.90%         8.49%
   2003                                         64,061    $     8.97  $    574,366     0.00%(a)      0.90%        25.84%
   2002                                         69,910    $     7.13  $    498,099     0.00%(a)      0.90%       -31.74%
   2001                                         60,298    $    10.44  $    629,329     0.00%(a)      0.90%       -25.87%
JPVF Growth Division
   2005                                         45,688    $    16.13  $    736,952     0.00%(a)      0.90%        12.93%
   2004                                         47,945    $    14.28  $    684,755     0.00%(a)      0.90%        10.83%
   2003                                         40,178    $    12.89  $    517,792     0.00%(a)      0.90%        29.68%
   2002                                         28,207    $     9.94  $    280,309     0.00%(a)      0.90%       -26.19%
   2001                                         14,658    $    13.47  $    197,363     0.00%(a)      0.90%       -34.36%
JPVF Strategic Growth Division
   2005                                         58,141    $    10.27  $    597,108     0.46%         0.90%         5.34%
   2004                                         55,792    $     9.75  $    543,878     0.00%(a)      0.90%         8.68%
   2003                                         45,189    $     8.97  $    405,360     0.00%(a)      0.90%        30.82%
   2002                                         49,033    $     6.86  $    336,211     0.00%(a)      0.90%       -34.44%
   2001                                         31,534    $    10.46  $    329,805     0.00%(a)      0.90%       -35.75%
JPVF S&P 500 Index Division
   2005                                        217,106    $    12.20  $  2,647,764     1.63%         0.90%         3.76%
   2004                                        215,915    $    11.75  $  2,537,738     1.19%         0.90%         9.56%
   2003                                        190,620    $    10.73  $  2,044,936     1.25%         0.90%        27.15%
   2002                                        181,454    $     8.44  $  1,530,970     1.05%         0.90%       -23.04%
   2001                                        127,403    $    10.96  $  1,396,599     0.71%         0.90%       -12.97%
JPVF Value Division
   2005                                         65,106    $    15.23  $    991,269     1.20%         0.90%         7.02%
   2004                                         67,557    $    14.23  $    961,050     0.92%         0.90%        10.85%
   2003                                         59,634    $    12.84  $    765,357     0.92%         0.90%        27.03%
   2002                                         51,095    $    10.10  $    516,223     0.89%         0.90%       -22.06%
   2001                                         38,091    $    12.96  $    493,784     0.93%         0.90%         0.63%
JPVF Mid-Cap Growth Division
   2005                                         21,037    $    13.89  $    292,179     0.00%(a)      0.90%        11.27%
   2004                                         22,779    $    12.48  $    284,318     0.00%(a)      0.90%        10.84%
   2003                                         18,530    $    11.26  $    208,671     0.00%(a)      0.90%        48.25%
   2002                                          9,153    $     7.60  $     69,530     0.00%(a)      0.90%       -32.23%
   2001                                            448    $    11.21  $      5,027     0.00%(a)      0.90%        12.09%
   10/22/01                                          3    $    10.00  $         34
JPVF Mid-Cap Value Division
   2005                                         29,367    $    15.37  $    451,383     0.00%(a)      0.90%         9.03%
   2004                                         30,554    $    14.10  $    430,704     0.00%(a)      0.90%        14.77%
   2003                                         26,205    $    12.28  $    321,868     0.00%(a)      0.90%        41.86%
   2002                                         13,615    $     8.66  $    117,883     0.00%(a)      0.90%       -14.44%
   2001                                            272    $    10.12  $      2,749     0.00%(a)      0.90%         1.20%
   08/20/01                                          2    $    10.00  $         19

                                                         AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                              ------------------------------------  ------------------------------------
                                                             UNIT                    INVESTMENT     EXPENSE      TOTAL
                                                 UNITS    FAIR VALUE   NET ASSETS   INCOME RATIO*   RATIO**    RETURN***
                                              ----------  ----------  ------------  -------------  ---------  ----------
JPVF Small Company Division
   2005                                         71,176    $    10.90  $    776,088     0.00%(a)      0.90%        10.96%
   2004                                         70,670    $     9.83  $    694,378     0.00%(a)      0.90%         5.26%
   2003                                         65,022    $     9.34  $    606,996     0.00%(a)      0.90%        39.07%
   2002                                         61,241    $     6.71  $    411,093     0.00%(a)      0.90%       -29.60%
   2001                                         57,283    $     9.54  $    546,163     0.00%(a)      0.90%        -8 .2%
JPVF Small-Cap Value Division
   2005                                         20,591    $    14.63  $    301,177     0.00%(a)      0.90%         4.16%
   2004                                         23,924    $    14.04  $    335,915     0.00%(a)      0.90%        18.70%
   2003                                         20,791    $    11.83  $    245,944     0.00%(a)      0.90%        34.57%
   2002                                         12,712    $     8.79  $    111,745     0.00%(a)      0.90%       -13.42%
   2001                                          1,542    $    10.15  $     15,658    20.03%(b)      0.90%         1 .3%
   08/20/01                                          2    $    10.00  $         19
JPVF International Equity Division
   2005                                         52,571    $    11.86  $    623,571     0.52%         0.90%        18.39%
   2004                                         48,959    $    10.02  $    490,483     0.26%         0.90%        15.96%
   2003                                         41,400    $     8.64  $    357,665     1.05%         0.90%        30.20%
   2002                                         25,796    $     6.64  $    171,164     0.00%(a)      0.90%       -23.48%
   2001                                         19,797    $     8.67  $    171,671     0.00%(a)      0.90%       -23.68%
JPVF World Growth Stock Division
   2005                                         28,413    $    17.35  $    493,068     1.37%         0.90%         7.91%
   2004                                         29,617    $    16.08  $    476,250     1.03%         0.90%        17.50%
   2003                                         24,527    $    13.69  $    335,680     2.28%         0.90%        32.89%
   2002                                         32,073    $    10.30  $    330,310     1.13%         0.90%       -17.41%
   2001                                         25,943    $    12.47  $    323,539     1.40%         0.90%        -7.27%
JPVF High Yield Bond Division
   2005                                         53,123    $    13.40  $    712,072     6.76%         0.90%         0.84%
   2004                                         53,049    $    13.29  $    705,091     6.19%         0.90%         8.08%
   2003                                         41,071    $    12.30  $    505,115     6.58%         0.90%        18.45%
   2002                                         35,905    $    10.38  $    372,798     0.05%         0.90%         1.21%
   2001                                         38,243    $    10.26  $    392,324    13.66%         0.90%         2.50%
JPVF Balanced Division
   2005                                         61,163    $    15.57  $    952,116     2.10%         0.90%         4.43%
   2004                                         56,486    $    14.90  $    841,923     1.58%         0.90%         8.63%
   2003                                         44,796    $    13.72  $    614,684     2.07%         0.90%        13.02%
   2002                                         33,135    $    12.14  $    402,307     1.80%         0.90%        -7.20%
   2001                                         11,725    $    13.08  $    153,398     2.15%         0.90%        -5.15%
JPVF Money Market Division
   2005                                        153,727    $    11.20  $  1,722,027     0.76%         0.90%         1.81%
   2004                                        134,698    $    11.00  $  1,481,968     0.70%         0.90%        -0.12%
   2003                                        122,678    $    11.02  $  1,351,350     1.19%         0.90%        -0.31%
   2002                                        133,157    $    11.05  $  1,471,293     0.92%         0.90%         0.32%
   2001                                         29,285    $    11.02  $    322,558     3.48%         0.90%         2.83%
American Century VP International Division
   2005                                         18,991    $    12.56  $    238,615     1.15%         0.90%        12.24%
   2004                                         22,042    $    11.19  $    246,715     0.49%         0.90%        13.89%
   2003                                         16,862    $     9.83  $    165,722     0.50%         0.90%        23.40%
   2002                                          6,794    $     7.97  $     54,112     0.14%         0.90%       -21.08%
   2001                                            112    $    10.09  $      1,133     0.00%(a)      0.90%         0.93%
   11/05/01                                         14    $    10.00  $        138

                                                           AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                                ------------------------------------  ------------------------------------
                                                               UNIT                    INVESTMENT     EXPENSE      TOTAL
                                                   UNITS    FAIR VALUE   NET ASSETS   INCOME RATIO*   RATIO**    RETURN***
                                                ----------  ----------  ------------  -------------  ---------  ----------
American Century VP Value Division
   2005                                            2,992    $    15.66  $    46,866       0.69%           0.90%      3.92%
   2004                                            2,621    $    15.08  $    39,513       0.74%           0.90%     13.15%
   2003                                            1,815    $    13.32  $    24,189       0.47%           0.90%     27.66%
   2002                                              413    $    10.44  $     4,309       0.00%(a)        0.90%      4.36%
   09/20/02                                            4    $    10.00  $        44
American Funds Growth Division
   2005                                            4,966    $    13.60  $    67,542       0.83%           0.90%     15.15%
   2004                                            3,292    $    11.81  $    38,879       0.26%           0.90%     11.49%
   2003                                              130    $    10.59  $     1,381       0.00%(a)        0.90%      5.94%
   09/08/03                                            3    $    10.00  $        28
American Funds Growth-Income Division
   2005                                            8,026    $    12.40  $    99,487       1.46%           0.90%      4.89%
   2004                                            6,768    $    11.82  $    79,981       1.51%           0.90%      9.38%
   2003                                              117    $    10.81  $     1,270       1.15%           0.90%      8.05%
   09/08/03                                            3    $    10.00  $        28
Fidelity(R) VIP Contrafund(R) Division
   2005                                           78,980    $    18.09  $ 1,428,996       0.28%           0.90%     15.89%
   2004                                           76,707    $    15.61  $ 1,197,463       0.32%           0.90%     14.44%
   2003                                           68,718    $    13.64  $   937,413       0.48%           0.90%     27.31%
   2002                                           70,392    $    10.72  $   754,235       0.68%           0.90%    -10.16%
   2001                                           46,132    $    11.93  $   550,209       0.65%           0.90%    -13.04%
Fidelity(R) VIP Equity-Income Division
   2005                                           72,271    $    15.32  $ 1,106,972       1.65%           0.90%      4.92%
   2004                                           79,842    $    14.60  $ 1,165,506       1.45%           0.90%     10.53%
   2003                                           71,825    $    13.21  $   948,628       1.89%           0.90%     29.16%
   2002                                           69,404    $    10.23  $   709,689       1.61%           0.90%    -17.69%
   2001                                           53,518    $    12.42  $   664,868       1.55%           0.90%     -5.81%
Fidelity(R) VIP Growth Division
   2005                                          123,266    $    11.14  $ 1,372,808       0.48%           0.90%      4.85%
   2004                                          123,345    $    10.62  $ 1,310,008       0.25%           0.90%      2.45%
   2003                                          108,039    $    10.37  $ 1,120,033       0.27%           0.90%     31.66%
   2002                                           98,608    $     7.87  $   776,451       0.21%           0.90%    -30.73%
   2001                                           58,789    $    11.37  $   668,298       0.07%           0.90%    -18.39%
Fidelity(R) VIP Investment Grade Bond Division
   2005                                            6,426    $    10.68  $    68,647       3.03%           0.90%      0.98%
   2004                                            4,892    $    10.58  $    51,742       0.65%           0.90%      3.25%
   2003                                              257    $    10.25  $     2,630       0.00%(a)        0.90%      2.45%
   09/08/03                                            3    $    10.00  $        29
Fidelity(R) VIP Mid Cap Division
   2005                                            6,953    $    16.24  $   112,947       0.00%(a)        0.90%     16.96%
   2004                                            3,080    $    13.89  $    42,788       0.00%(a)        0.90%     23.54%
   2003                                              795    $    11.24  $     8,951       0.00%(a)        0.90%     12.43%
   09/08/03                                            3    $    10.00  $        29
Franklin Small Cap Value Securities Division
   2005                                            2,292    $    15.39  $    35,274       0.66%           0.90%      7.79%
   2004                                            1,318    $    14.28  $    18,818       0.27%           0.90%     22.63%
   2003                                               52    $    11.64  $       603       0.00%(a)        0.90%     16.39%
   09/25/03                                           46    $    10.00  $       461

                                                         AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------  ------------------------------------
                                                             UNIT                    INVESTMENT     EXPENSE      TOTAL
                                                 UNITS    FAIR VALUE   NET ASSETS   INCOME RATIO*   RATIO**    RETURN***
                                               ---------  ----------  ------------  -------------  ---------  ----------
Goldman Sachs VIT Capital Growth Division
   2005                                          59,903     $ 9.10     $  545,225      0.14%         0.90%         2.02%
   2004                                          64,588     $ 8.92     $  576,178      0.76%         0.90%         8.11%
   2003                                          54,858     $ 8.25     $  452,685      0.00%(a)      0.90%         2.21%
   12/19/03                                      54,341     $ 8.07     $  438,761
MFS(R) Research Series Division
   2005                                          32,256     $11.65     $  375,725      0.46%         0.90%         6.84%
   2004                                          29,224     $10.90     $  318,603      1.04%         0.90%        14.81%
   2003                                          24,897     $ 9.50     $  236,423      0.63%         0.90%        23.59%
   2002                                          30,967     $ 7.68     $  237,933      0.24%         0.90%       -25.21%
   2001                                          21,970     $10.27     $  225,715      0.01%         0.90%       -21.97%
MFS(R) Utilities Series Division
   2005                                          26,662     $16.40     $  437,346      0.59%         0.90%        15.79%
   2004                                          26,104     $14.16     $  369,756      1.42%         0.90%        29.03%
   2003                                          21,949     $10.98     $  240,955      2.12%         0.90%        34.68%
   2002                                          28,289     $ 8.15     $  230,591      2.26%         0.90%       -23.45%
   2001                                          14,019     $10.65     $  149,278      3.11%         0.90%       -24.89%
PIMCO Total Return Division
   2005                                         110,763     $12.06     $1,335,425      3.42%         0.90%         1.54%
   2004                                         113,896     $11.87     $1,352,287      1.89%         0.90%         3.95%
   2003                                          97,798     $11.42     $1,117,086      2.87%         0.90%         4.10%
   2002                                          94,227     $10.97     $1,033,845      4.06%         0.90%         8.10%
   2001                                          31,543     $10.15     $  319,560      7.48%(b)      0.90%         1.50%
   08/20/01                                           2     $10.00     $       19
ProFund VP Europe 30 Division
   2005                                              28     $10.93     $      306      0.00%(a)      0.90%         7.21%
   02/14/05                                           7     $10.00     $       66
ProFund VP Financials Division
   2005                                           1,405     $14.48     $   20,345      0.85%         0.90%         3.06%
   2004                                             733     $14.06     $   10,306      0.31%         0.90%         9.35%
   2003                                             455     $12.85     $    5,852      0.25%         0.90%        27.83%
   2002                                               5     $10.05     $       48      0.00%(a)      0.90%         0.54%
   12/27/02                                           2     $10.00     $       21
ProFund VP Health Care Division
   2005                                           2,882     $12.12     $   34,937      0.00%(a)      0.90%         5.07%
   2004                                           2,533     $11.54     $   29,220      0.00%(a)      0.90%         1.44%
   2003                                           1,483     $11.37     $   16,867      0.00%(a)      0.90%        16.37%
   2002                                              39     $ 9.77     $      379      0.00%(a)      0.90%        -2.28%
   11/01/02                                           1     $10.00     $       12
ProFund VP Large-Cap Value
   2005                                              20     $10.25     $      205      0.00%(a)      0.90%         0.19%
   11/18/05                                          21     $10.00     $      206
ProFund VP Rising Rates Opportunity Division
   2005                                           4,352     $ 7.95     $   34,600      0.00%(a)      0.90%        -8.72%
   2004                                              99     $ 8.70     $      861      0.00%(a)      0.90%       -12.92%
   06/22/04                                          94     $10.00     $      940
ProFund VP Small-Cap Growth Division
   2005                                             288     $12.54     $    3,612      0.00%(a)      0.90%         6.58%
   2004                                              79     $11.78     $      931      0.00%(a)      0.90%        17.72%
   09/01/04                                          10     $10.00     $       98

                                                         AT DECEMBER 31                FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------  ------------------------------------
                                                             UNIT                    INVESTMENT     EXPENSE      TOTAL
                                                 UNITS    FAIR VALUE   NET ASSETS   INCOME RATIO*   RATIO**    RETURN***
                                               ---------  ----------  ------------  -------------  ---------  ----------
ProFund VP Small-Cap Value Division
   2005                                              --     $11.16     $       --      0.00%(a)      0.90%        11.57%
   04/22/05                                         379     $10.00     $    3,791
ProFund VP Technology Division
   2005                                           1,487     $13.92     $   20,706      0.36%         0.90%         0.32%
   2004                                           1,430     $13.88     $   19,847      0.00%(a)      0.90%        -1.32%
   2003                                           1,013     $14.06     $   14,251      0.00%(a)      0.90%        44.66%
   2002                                              19     $ 9.72     $      182      0.00%(a)      0.90%        -2.79%
   11/01/02                                           2     $10.00     $       18
ProFund VP U.S. Government Plus Division
   2005                                             368     $ 9.69     $    3,567      1.23%         0.90%        -3.15%
   06/03/05                                         799     $10.00     $    7,986
Scudder VIT Small Cap Index Division
   2005                                           5,232     $18.15     $   94,963      0.40%         0.90%         3.06%
   2004                                           4,969     $17.61     $   87,506      0.17%         0.90%        16.42%
   2003                                           2,770     $15.13     $   41,895      0.66%         0.90%        44.75%
   2002                                             179     $10.45     $    1,869      8.29%(b)      0.90%         4.50%
   09/20/02                                           4     $10.00     $       44
T. Rowe Price Mid-Cap Growth Division
   2005                                           5,444     $18.59     $  101,213      0.00%(a)      0.90%        13.41%
   2004                                           4,544     $16.39     $   74,480      0.00%(a)      0.90%        16.99%
   2003                                           2,517     $14.01     $   35,270      0.00%(a)      0.90%        36.86%
   2002                                             126     $10.24     $    1,290      0.00%(a)      0.90%         2.38%
   10/18/02                                           6     $10.00     $       61
Templeton Foreign Securities Division
   2005                                          37,416     $15.23     $  569,956      1.31%         0.90%         9.49%
   2004                                          36,549     $13.91     $  508,451      1.15%         0.90%        17.81%
   2003                                          30,980     $11.81     $  365,847      1.92%         0.90%        31.37%
   2002                                          24,403     $ 8.99     $  219,374      2.05%         0.90%       -19.14%
   2001                                          26,676     $11.12     $  296,554      3.23%         0.90%       -16.51%
Vanguard(R) VIF Mid-Cap Index Division
   2005                                           6,066     $18.55     $  112,519      0.96%         0.90%        12.96%
   2004                                           4,814     $16.42     $   79,046      0.71%         0.90%        19.24%
   2003                                           3,051     $13.77     $   42,018      0.99%         0.90%        32.86%
   2002                                             870     $10.37     $    9,019      0.00%(a)      0.90%         3.66%
   09/20/02                                           4     $10.00     $       44
Vanguard(R) VIF REIT Index Division
   2005                                           4,917     $18.66     $   91,745      2.75%         0.90%        10.84%
   2004                                           4,261     $16.83     $   71,711      1.88%         0.90%        29.34%
   2003                                           1,932     $13.02     $   25,146      1.49%         0.90%        34.27%
   2002                                             311     $ 9.69     $    3,013      0.00%(a)      0.90%        -3.07%
   09/09/02                                          34     $10.00     $      340
Vanguard(R) VIF Small Company Growth Division
   2005                                           5,478     $17.35     $   95,051      0.00%(a)      0.90%         5.31%
   2004                                           4,168     $16.47     $   68,665      0.07%         0.90%        14.26%
   2003                                           1,533     $14.42     $   22,111      0.01%         0.90%        39.81%
   2002                                             609     $10.32     $    6,281      0.00%(a)      0.90%         3.15%
   11/11/02                                           1     $10.00     $       10

(a) No income dividend during period

(b) Annualized for the periods prior to the 2003 adoption of the Statement of Position 03-5 - Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES.

* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts through reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Colonial Life
Insurance Company, adopted at a meeting held on March 2, 1994.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement among Chubb Colonial Life Insurance Company, Chubb Colonial Separate Account B, and Chubb Securities Corporation.Fn1

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn1

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn1

     (d) (i)   Specimen Policy.Fn8

         (ii)  Specimen Riders.Fn1

               (a)  Specimen Automatic Increase Rider.Fn8

               (b)  Specimen Waiver of Specified Premium Rider.Fn8

               (c)  Specimen Primary Insured Term Rider.Fn8

               (d)  Specimen Other Insured Term Rider.Fn8

               (e)  Specimen Guaranteed Death Benefit Rider.Fn8

               (f)  Specimen Accidental Death Benefit Rider.Fn8

               (g)  Specimen Guaranteed Insurability Option Rider.Fn8

               (h)  Specimen Children's Term Insurance Rider.Fn8

               (i)  Specimen Exchange of Insured Rider.Fn8

               (j)  Specimen Terminal Illness Accelerated Benefits Rider.Fn8

     (e) Specimen Application.Fn8

     (f) (i) Amended and Restated Charter of Chubb Colonial Life Insurance Company.Fn1

     (f) (ii) By-Laws of Chubb Colonial Life Insurance Company.Fn1

     (g) Reinsurance Agreement.Fn6

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn2

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn6

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn6

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

         (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot Life America Insurance Company.Fn7

          (v) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Colonial Life Insurance Company.Fn8

          (vi) [reserved]

          (vii) Shareholder Services Agreement by and between Jefferson
     Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn3

          (viii) Participation Agreement between MFS Variable Insurance Trust, Chubb Colonial Life Insurance Company of America, and Massachusetts Financial Services Company.Fn8

          (ix) Fund Participation Agreement by and among Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn6

          (x) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn3

              (b) PIMCO Insurance Trust Services Agreement.Fn6

          (xi) Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn8

          (xii) (a) Participation Agreement by and among Ayco Series Trust (merged into Goldman Sachs Variable Insurance Trust), Mercer Allied Company, L.P. (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn6

                (b) Administrative Services Agreement by and among Ayco
     Series Trust (merged into Goldman Sachs Variable Insurance Trust), the Ayco Company, L.P. (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn6

          (xiii) (a) Business Agreement by and among Jefferson Pilot Life America Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn8

                 (b) Fund Participation Agreement among Jefferson Pilot LifeAmerica Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn8

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion.Fn8

     (l) Actuarial opinion and consent.Fn8

     (m) Sample calculation of items illustrated.Fn5

     (n) Consent of Independent Registered Public Accounting Firm. (filed herewith)

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii). (filed herewith)

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated April 22, 1996 (File No. 33-77496).

2. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

3. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

4.   Incorporated by reference to Post-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form S-6, filed on December 17, 1996 (File No. 33-77496).

5. Incorporated by reference to Post-Effective Amendment No. 11 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 28, 2003 (File No. 033-77496).

6. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registration on Form S-6 of JPF Separate Account A, filed April 24, 2003 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registration Statement on Form S-6 of JPF Separate Account A, filed on April 28, 2003 (File No. 333-4228).

8. Incorporated by reference to Post-Effective Amendment No. 12 on Form N-6 of JPF Separate Account B, filed on April 30, 2003 (File No. 33-77496).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY AS OF APRIL 3, 2006

--------------------------------------------------------------------------------


NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
CORPORATE OFFICERS

Robert D. Bates                     Executive Vice President
8801 Indian Hills Drive
Omaha, NE 68114

Dennis R. Glass                     President & CEO

Charles C. Cornelio                 Executive Vice President

Mark E. Konen                       Executive Vice President

Warren H. May                       Executive Vice President

Reggie D. Adamson                   Senior Vice President, Acting Chief Financial Officer

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Michael J. Burns                    Senior Vice President

Sandra K. Callahan                  Senior Vice President

Leonard A. Cavallaro                Senior Vice President

C. Phillip Elam, II                 Senior Vice President

Randal J. Freitag                   Senior Vice President and Actuary

Marvin L. Maynard                   Senior Vice President

Paul D. Oschner                     Senior Vice President

Robert W. Powell                    Senior Vice President

Carol Rando                         Senior Vice President

William L. Seawell, II              Senior Vice President

Richard T. Stange                   Senior Vice President and General Counsel

Robert A. Reed                      Vice President, Secretary and Corporate Counsel

Rise CM Taylor                      Vice President and Treasurer

Ronald A. Jordan                    Vice President and Controller


BOARD OF DIRECTORS


Charles C. Cornelio
Dennis R. Glass

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 14, 2006 and amended on March 23, 2006.


Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 14A:3-5 of the New Jersey Business Corporation Act, in general, allows any corporation to indemnify a corporate agent (a director, officer, employee or agent of the corporation) against his or her expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his or her being or having been such a corporate agent, if such corporate agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his or her conduct was unlawful. However, in any proceeding by or in the right of the corporation to procure a judgment in its favor, no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnify for such expenses as the court shall deem proper.

         This provision also requires the corporation to reimburse the agent for his or her expenses in any such proceeding, to the extent that the agent has been successful on the merits or otherwise. No indemnification shall be made to or on behalf of a corporate agent if a judgment or other final adjudication adverse to the agent established that his or her acts or omissions were in breach of a duty of loyalty to the corporation or its shareholders, were not in good faith or involved a knowing violation of law, or resulted in a receipt by the corporate agent of an improper personal benefit.

         Article 8 of Registrant's Amended and Restated Charter states in pertinent part:

         "2. Each corporate agent shall be indemnified by the Company against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his having been such corporate agent to the fullest extent permitted by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred by this paragraph 2 shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law as the same exists or may hereafter be amended or modified. The right to indemnification conferred in this paragraph 2 shall be a contract right.

         "3. The Company may purchase and maintain insurance on behalf of any corporate agent against any expenses incurred by reason of his having been a corporate agent, whether or not the corporation would have the power to indemnify him against such expenses and liabilities under applicable law as the same exists or may hereafter be amended or modified. The Company may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Company, whether or not such insurer does business with other insureds."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot LifeAmerica Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for JPF Separate Account A, JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company, the Company's parent.

         JPVC serves as the distributor for JPF Separate Account D, which is a separate account of Jefferson Pilot LifeAmerica Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS
Ronald R. Angarella                 Chairman and Chief Executive Officer
David K. Booth                      President
David Armstrong                     Vice President
W. Thomas Boulter                   Vice President & Chief Compliance Officer
Craig D. Moreshead                  Secretary
John A. Weston                      Treasurer & Chief Financial Officer
Lisa S. Clifford                    Assistant Vice President
Donna M. Wilbur                     Assistant Treasurer

BOARD OF DIRECTORS
Ronald R. Angarella
David K. Booth
Charles C. Cornelio
Carol R. Hardiman

Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot LifeAmerica Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot LifeAmerica Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account B, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 28th day of April 2006.

(SEAL)                               JPF SEPARATE ACCOUNT B
                                       (Registrant)
                                     By: JEFFERSON PILOT LIFEAMERICA INSURANCE
                                         COMPANY (Depositor)
                                     By:  /s/ Ronald R. Angarella
                                     -------------------------------------------
                                              Ronald R. Angarella

                                     Title:   Senior Vice President
                                     -------------------------------------------

                                   JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY (Depositor)
                                   By:  /s/ Charles C. Cornelio*
                                        --------------------------------------
                                            Charles C. Cornelio

                                   Title: Executive Vice President
                                          ------------------------------------

ATTEST:


/s/ Frederick C. Tedeschi
--------------------------------
Frederick C. Tedeschi
Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ Dennis R. Glass*                  President and Chief        April 28, 2006
-----------------------------------   Executive Officer
    Dennis R. Glass

/s/ Reggie Adamson*                   Senior Vice President      April 28, 2006
-----------------------------------   and Acting Chief
    Reggie Adamson                    Financial Officer

/s/ Charles C. Cornelio*              Director; Executive        April 28, 2006
-----------------------------------   Vice President
    Charles C. Cornelio

/s/ Ronald A. Jordan*                 Vice President and         April 28, 2006
-----------------------------------   Controller (Principal
    Ronald A. Jordan                  Accounting Officer)

By: /s/ Frederick C. Tedeschi
    ------------------------------
    Frederick C. Tedeschi, Attorney-in-Fact
    April 28, 2006

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                            /s/ Dennis R. Glass
                                                            -------------------
                                                            Dennis R. Glass

Date: April 27, 2006

(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Reggie Adamson, Senior Vice President and Acting Chief Financial Officer of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                          /s/ Reggie Adamson
                                                          ------------------
                                                          Reggie Adamson

Date: April 27, 2006

(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of April, 2006.

                                                            /s/ Robert D. Bates
                                                            -------------------
                                                            Robert D. Bates

Date: April 24, 2006

(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Ronald A. Jordan, Vice President and Controller of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald
R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                            /s/ Ronald A. Jordan
                                                            --------------------
                                                            Ronald A. Jordan

Date: April 27, 2006

(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of April, 2006.

                                                         /s/ Charles C. Cornello
                                                         -----------------------
                                                         Charles C. Cornello

Date: April 24, 2006

(SEAL)

                                  EXHIBIT INDEX

n.     Consent of Independent Registered Public Accounting Firm.

q.     Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii)